SCOTTISH WIDOWS INTERNATIONAL FUND
                              2650 WESTVIEW DRIVE
                              WYOMISSING, PA 19610

Dear Shareholder:

     The Board of Trustees and management of Scottish Widows International Fund (the "International Fund") are pleased to submit for your vote a proposal for the tax-free transfer of all the assets of the International Fund to Federated International Equity Fund (the "Federated Fund"), a mutual fund portfolio of International Series, Inc. (the "Corporation") advised by Federated Global Research Corp. The Federated Fund has an investment objective to obtain a total return on its assets. The Federated Fund's policies are similar to those of the International Fund in that it pursues its objective by investing at least 65%, and under normal market conditions substantially all of its total assets, in non-U.S. equity securities of established companies in economically developed countries. As part of the transaction, holders of shares in the International Fund would receive shares of the Federated Fund equal in value to their shares in the International Fund and the International Fund would be liquidated. Shareholders would not have to pay a sales charge upon receiving such shares, nor would they be subject to any contingent deferred sales charges in connection with the exercise of exchange rights or redemptions of such shares. Further, William Penn fund group shareholders who were invested as of November 30, 1988, will not be charged a sales charge for future purchases made in any Federated Fund, provided the account has remained open since that date.


     You may be contacted by Shareholder Communications Corporation, a telephone solicitation firm, requesting that you cast your vote by telephone. Also, you may cast your vote by telephone by calling Shareholder Communications Corporation toll free at (800) 733-8481 ext. 459 (telephone voting only). If you have any questions regarding the proxy/prospectus, you may call the International Fund at (800) 523-8440 or the Federated Fund at (800) 245-4770.

     The Board of Trustees of the International Fund, as well as Penn Square Management Corporation, the International Fund's manager and distributor, believe the proposed agreement and plan of reorganization is in the best interests of International Fund shareholders for the following reasons:

     - The Federated Fund has investment policies similar to that of the International Fund and offers an investment portfolio which invests primarily in non-U.S. equity securities to obtain a total return on its assets.

     - The Federated Fund offers competitive performance and comparable expense ratios.

     - The reorganization of the International Fund into the Federated Fund may provide operating efficiencies as a result of the size of the Federated Fund which were not available to International Fund shareholders due to the smaller size of the International Fund.

     - As an investor in the Federated Fund, shareholders would have access to a dramatically expanded array of investment alternatives in the Federated retail family of funds.

     - Federated Investors also has an excellent reputation for customer servicing, having received a #1 rating for the last five surveys in a row by DALBAR, Inc. The shareholder services for the Federated funds include advanced technological systems that result in quick shareholder access to a broad spectrum of information and efficient routing of telephone calls to the appropriate person.

     The Federated Fund is managed by Federated Global Research Corp., a subsidiary of Federated Investors. Federated Investors was founded in 1955 and is located in Pittsburgh, Pennsylvania. Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than

2,000 employees, Federated continues to be led by the family management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

     We believe the transfer of the International Fund's assets in this transaction presents an exciting investment opportunity for our shareholders. Your vote on the transaction is critical to its success. The transfer will be effected only if approved by a majority of the votes cast at the Special Meeting of shareholders. We hope you share our enthusiasm and will participate by casting your vote in person, or by proxy if you are unable to attend the meeting. Please read the enclosed prospectus/proxy statement carefully before you vote.

     THE BOARD OF TRUSTEES BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE INTERNATIONAL FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ITS APPROVAL.

     Thank you for your prompt attention and participation.

                                            Sincerely,

                                            /s/ James E. Jordan
                                            James E. Jordan
                                            President

                       SCOTTISH WIDOWS INTERNATIONAL FUND
                              2650 WESTVIEW DRIVE
                              WYOMISSING, PA 19610

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

             TO SHAREHOLDERS OF SCOTTISH WIDOWS INTERNATIONAL FUND:

     A Special Meeting of Shareholders Scottish Widows International Fund (the "International Fund") will be held at: 9:00 a.m. on May 29, 1997 at: Sheraton Berkshire Motor Inn, 1741 Paper Mill Road, Wyomissing, PA 19610, for the following purposes:

     1. To approve or disapprove a proposed Agreement and Plan of Reorganization between the International Fund and Federated International Equity Fund, Inc. (the "Federated Fund"), whereby the Federated Fund would acquire all of the assets and assume certain liabilities of the International Fund in exchange for the Federated Fund's Class A Shares and Class C Shares to be distributed pro rata by the International Fund to the holders of its Class A Shares and Class C Shares respectively in complete liquidation of the International Fund; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

                                            By Order of the Board of Trustees,

                                            /s/ Sandra J. Houck
                                            Sandra J. Houck
                                            Secretary

Dated: April 25, 1997

     Shareholders of record at the close of business on April 14, 1997, are entitled to vote at the meeting. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card. Your vote is important.

     TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE THE EXPENSE OF FURTHER MAILINGS, PLEASE MARK YOUR PROXY CARD, SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME AT OR BEFORE THE MEETING OR VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           PROSPECTUS/PROXY STATEMENT
                                 APRIL 17, 1997
                          ACQUISITION OF THE ASSETS OF
                       SCOTTISH WIDOWS INTERNATIONAL FUND
                              2650 WESTVIEW DRIVE
                              WYOMISSING, PA 19610
                        TELEPHONE NUMBER: 1-800-523-8440
          BY AND IN EXCHANGE FOR CLASS A SHARES AND CLASS C SHARES OF
                      FEDERATED INTERNATIONAL EQUITY FUND
                   A PORTFOLIO OF INTERNATIONAL SERIES, INC.
                           FEDERATED INVESTORS TOWER
                      PITTSBURGH, PENNSYLVANIA 15222-3779
                        TELEPHONE NUMBER: 1-800-245-4770

    This Prospectus/Proxy Statement describes the proposed Agreement and Plan of Reorganization (the "Plan") whereby Federated International Equity Fund, (the "Federated Fund"), a portfolio of International Series, Inc. (the "Corporation"), a Maryland corporation, would acquire all the assets and assume certain liabilities of Scottish Widows International Fund (the "International Fund"), a Massachusetts business trust (the "Trust"), in exchange for the Federated Fund's Class A Shares and Class C Shares to be distributed pro rata by the International Fund to the holders of its Class A Shares and Class C Shares, respectively, in complete liquidation of the International Fund. As a result of the Plan, each shareholder of the International Fund will become the owner of the corresponding Federated Fund's Class A Shares and Class C Shares having a total net asset value equal to the total net asset value of his or her holdings in the International Fund's Class A Shares and Class C Shares.

    THE BOARD OF TRUSTEES OF THE INTERNATIONAL FUND UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.

    The shares of each of the Federated Fund and the International Fund represent interests in separate open-end, diversified management investment companies. The Federated Fund's investment objective is to obtain a total return on its assets. The Federated Fund pursues its objective by investing at least 65%, and under normal market conditions substantially all of its total assets, in non-U.S. equity securities of established companies in economically developed countries. The International Fund's investment objective is long-term capital appreciation. The International Fund seeks to achieve its objective by investing primarily in equity securities (common and preferred stock) of issuers organized under the laws of, or headquartered in, countries outside the United States. For a comparison of the investment policies of the Federated Fund and the International Fund, see "Summary--Investment Objectives, Policies and Limitations."

    This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Federated Fund that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus of the Federated Fund dated January 31, 1997, which is incorporated herein by reference. Statements of Additional Information for the Federated Fund dated January 31, 1997 (relating to the Federated Fund's Prospectus of the same date) and April 17, 1997 (relating to this Prospectus/Proxy Statement), and the Annual Report to Shareholders dated November 30, 1996, all containing additional information, have been filed with the Securities and Exchange Commission and are incorporated herein by reference. Copies of the Statements of Additional Information and the Annual Report may be obtained without charge by writing or calling the Federated Fund at the address and telephone number shown above.

    THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               TABLE OF CONTENTS

Summary of Expenses.............................................................             3
Summary.........................................................................             7
  About the Proposed Reorganization.............................................             7
  Investment Objectives, Policies and Limitations...............................             7
  Advisory and Other Fees.......................................................             9
  Distribution Arrangements.....................................................            10
  Purchase, Exchange and Redemption Procedures..................................            11
  Dividends.....................................................................            13
  Tax Consequences..............................................................            13
Risk Factors....................................................................            13
Information About the Reorganization............................................            14
  Background and Reasons for the Proposed Reorganization........................            14

  Agreement Between The William Penn Company and Federated......................            16

  Description of the Plan of Reorganization.....................................            16
  Description of Federated Fund Shares..........................................            16
  Federal Income Tax Consequences...............................................            16
  Comparative Information on Shareholder Rights and Obligations.................            17
  Capitalization................................................................            19
Information About the Federated Fund and the International Fund.................            19
  Federated International Equity Fund, Inc......................................            19
  Scottish Widows International Fund............................................            19
Voting Information..............................................................            20
  Outstanding Shares and Voting Requirements....................................            20
  Dissenter's Right of Appraisal................................................            21
Other Matters and Discretion of Persons Named in the Proxy......................            22
Agreement and Plan of Reorganization............................................     Exhibit A



                              SUMMARY OF EXPENSES

                                (CLASS A SHARES)

                                                   FEDERATED     INTERNATIONAL     PRO FORMA
                                                     FUND            FUND           COMBINED
                                                   ---------     -------------     ----------
                              SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price).................      5.50%(1)        4.75%            5.50%(1)
Maximum Sales Charge Imposed on Reinvested
  Dividends (as a percentage of offering
  price)........................................      None            None             None
Contingent Deferred Sales Charge (as a
  percentage of original purchase price or
  redemption proceeds, as applicable)...........      0.00%(2)        None             0.00%(2)
Redemption Fee (as a percentage of amount
  redeemed, if applicable)(3)...................      None            None             None
Exchange Fee....................................      None            None

                                  ANNUAL OPERATING EXPENSES
                           (As a percentage of average net assets)
Management Fee (after waiver)...................      1.00%          0.675%(4)         1.00%
12b-1 Fee (after waiver)(5).....................      None            0.25%            None
Total Other Expenses (after waivers)............      0.68%(6)       0.815%            0.63%(6)
     Total Operating Expenses (after
       waivers)(7)..............................      1.68%           1.74%            1.63%


(1) This sales charge would not be applicable to Class A Shares of the Federated Fund acquired through the proposed reorganization or to William Penn fund group shareholders invested as of November 30, 1988, for future purchases of any of the Federated Funds provided the account remains open.

(2) Class A Shares purchased with the proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Federated Securities Corp. would not be charged a sales charge but may be charged a contingent deferred sales charge of 0.50 of 1% for redemptions made within one full year of purchase. For a more complete description, see "Summary--Distribution Arrangements." This contingent deferred sales charge would not be applicable to Class A Shares of the Federated Fund acquired through the proposed reorganization.

(3) Wire-transferred redemptions of Class A Shares of the Federated Fund of less than $5,000 may be subject to additional fees. A $10.00 fee is charged for certain redemptions of International Fund shares by wire transfer.

(4) The management fee for the International Fund has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time in its sole discretion. The maximum management fee is 0.85%.

(5) With respect to the International Fund, the 12b-1 fee has been reduced to reflect the voluntary waiver; the maximum 12b-1 fee for Class A Shares is 0.50%. The Federated Fund's Class A Shares have no 12b-1 fee.

(6) Total other expenses for the Federated Fund and the Pro Forma Combined Fund include a shareholder services fee of 0.10%. The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(7) The total operating expenses for Class A Shares of the Federated Fund are based on expenses incurred during its fiscal year ending November 30, 1996, and would have been 1.83% absent the voluntary waiver of a portion of the shareholder services fee. The total operating expenses for the International Fund are based upon expenses incurred by the International Fund during its fiscal year ended December 31, 1996, and would have been 1.915% without expense waivers.

     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class A shares of each of the Federated Fund, the International Fund and the Pro Forma Combined Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Summary--Advisory and Other Fees" and "Summary--Distribution Arrangements."


     LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLES

     The Examples below are intended to assist an investor in understanding the various costs that an investor will bear directly or indirectly. The Examples assume payment of operating expenses at the levels set forth in the table above.

(1) This Example does not include sales charges or contingent deferred sales charges since such sales charges are not applicable to Federated Fund Class A Shares received as a result of the proposed reorganization.

     An investor would pay the following expenses on a 1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. Expenses would be the same if there were no redemption at the end of each time period.

                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
Federated Fund..........................................    $ 17       $53        $91        $199
International Fund......................................    $ 18       $55        $94        $208
Pro Forma Combined......................................    $ 17       $51        $89        $193


(2) This Example includes sales charges since Class A Shares purchased subsequent to the reorganization may be subject to sales charges. For a more complete description of sales charges, contingent deferred sales charges and exemptions from such charges, reference is hereby made to the Prospectus of the Federated Fund dated January 31, 1997, and the Prospectus of the International Fund dated March 15, 1996, each of which is incorporated herein by reference thereto.

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) redemption at the end of each time period and
(3) payment of the maximum sales charge. Expenses would be the same if there were no redemption at the end of each time period.

                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
Federated Fund..........................................    $ 71      $ 105      $ 141       $243
International Fund......................................    $ 64      $ 100      $ 137       $243
Pro Forma Combined......................................    $ 71      $ 104      $ 139       $238


     THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                              SUMMARY OF EXPENSES

                                (CLASS C SHARES)

                                                          FEDERATED     INTERNATIONAL     PRO FORMA
                                                            FUND            FUND          COMBINED
                                                          ---------     -------------     ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................      None            None            None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)..................      None            None            None
Contingent Deferred Sales Charge (as a percentage of
  original purchase price or redemption proceeds, as
  applicable)(1).......................................      1.00%           1.00%           1.00%
Redemption Fee (as a percentage of amount redeemed, if
  applicable)(2).......................................      None            None            None
Exchange Fee...........................................      None            None            None

                                     ANNUAL OPERATING EXPENSES
                              (As a percentage of average net assets)
Management Fee (after waiver)..........................      1.00%          0.675%(3)        1.00%
12b-1 Fee..............................................      0.75%           0.75%           0.75%
Total Other Expenses (after waivers)(4)................      0.82%          1.155%           0.77%
     Total Operating Expenses(5).......................      2.57%           2.58%           2.52%


(1) The Contingent Deferred Sales Charge assessed is 1.00% of the lesser of the original purchase price or the Net Asset Value of Shares redeemed within one year of their purchase date. For a more complete description, see
"Summary--Distribution Arrangement."

(2) Wire-transferred redemptions of Class C Shares of the Federated Funds of less than $5,000 may be subject to additional fees. A $10.00 fee is charged for certain redemptions of International Fund shares by wire transfer.

(3) The management fee for the International Fund has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time in its sole discretion. The maximum management fee is 0.85%.

(4) Total Other Expenses include a shareholder services fee of 0.25% for the International Fund and 0.24% for the Federated Fund and Pro Forma Combined Fund. The shareholder services fee for the Federated Fund and Pro Forma Combined Fund has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(5) The Total Operating Expenses for Class C Shares of the Federated Fund are based on expenses incurred during its fiscal year ending November 30, 1996, and would have been 2.58% absent the voluntary waiver of a portion of the shareholder services fee. The total operating expenses for the International Fund are based upon expenses incurred by the International Fund during its fiscal year ended December 31, 1996, and would have been 2.755% without expense waivers.

     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class C Shares of each of the Federated Fund, the International Fund and the Pro Forma Combined Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Summary--Advisory and Other Fees" and "Summary--Distribution Arrangements."

     LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.


EXAMPLES

     The Examples below are intended to assist an investor in understanding the various costs that an investor will bear directly or indirectly. The Examples assume payment of operating expenses at the levels set forth in the table above.

(1) This Example does not include sales charges or contingent deferred sales charges since such sales charges are not applicable to Federated Fund Class C Shares received as a result of the proposed reorganization.

     An investor would pay the following expenses on a 1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. Expenses would be the same if there were no redemption at the end of each time period.

                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
Federated Fund..........................................    $ 26       $80       $ 137       $290
International Fund......................................    $ 26       $80       $ 137       $291
Pro Forma Combined......................................    $ 26       $78       $ 134       $286


(2) This Example includes contingent deferred sales charges since Class C Shares purchased subsequent to the reorganization may be subject to a sales charge. For a more complete description of contingent deferred sales charges and exemptions from such charges, reference is hereby made to the Prospectus of the Federated Fund dated January 31, 1997, and the Prospectus of the International Fund dated March 15, 1996, each of which is incorporated herein by reference thereto.

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
Federated Fund..........................................    $ 36       $80       $ 137       $290
International Fund......................................    $ 36       $80       $ 137       $291
Pro Forma Combined......................................    $ 36       $78       $ 134       $286


     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) no redemption at the end of each time period.

                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
Federated Fund..........................................    $ 26       $80       $ 137       $290
International Fund......................................    $ 26       $80       $ 137       $291
Pro Forma Combined......................................    $ 26       $78       $ 134       $286


     THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                    SUMMARY

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Statement of Additional Information, dated April 17, 1997, related to this Prospectus/Proxy Statement, the Prospectus of the Federated Fund dated January 31, 1997, the Statement of Additional Information of the Federated Fund dated January 31, 1997, the Prospectus of the International Fund dated March 15, 1996, the Statement of Additional Information of the International Fund dated March 15, 1996, and the Plan, a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A all of which are incorporated herein by reference thereto.


About the Proposed Reorganization

     The Board of Trustees of the International Fund has voted unanimously to recommend to holders of the Class A Shares and Class C Shares of the International Fund the approval of the Plan whereby the Federated Fund would acquire all of the assets and assume certain liabilities of the International Fund's Class A Shares and Class C Shares in exchange for the corresponding Federated Fund's Class A Shares and Class C Shares to be distributed pro rata by the International Fund to holders of its Class A Shares and Class C Shares, respectively, in complete liquidation and dissolution of the International Fund (the "Reorganization"). As a result of the Reorganization, each shareholder of the International Fund Class A Shares and Class C Shares will become the owner of the Federated Fund's Class A Shares or Class C Shares, respectively, having a total net asset value equal to the total net asset value of his or her holdings in the International Fund on the date of the Reorganization, i.e., the Closing Date (as hereinafter defined).

     As a condition to the Reorganization transactions, the Federated Fund and the International Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), so that no gain or loss will be recognized by either the Federated Fund or the International Fund or the shareholders of the International Fund. The tax basis of the Federated Fund's corresponding Class A Shares and Class C Shares received by International Fund's Class A Shares and Class C Shares shareholders will be the same as the tax basis of their shares in the International Fund. After the acquisition is completed, the International Fund will be dissolved.

Investment Objectives, Policies and Limitations

     The investment objective of the Federated Fund is to obtain a total return on its assets. The investment objective and policies may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change becomes effective.

     The investment objective of the International Fund is long-term capital appreciation. Similar to the Federated Fund, the investment objective and policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change becomes effective.

     The Federated Fund invests primarily in non-U.S. securities. A substantial portion of these will be equity securities of established companies in economically developed countries (e.g., the United Kingdom, Germany, Japan, Australia, New Zealand, and Hong Kong). The Federated Fund will invest at least 65%, and under normal market conditions substantially all of its total assets, in equity securities denominated in foreign currencies, including European Currency Units, of issuers located in at least three countries outside of the United States and sponsored or unsponsored American Depositary Receipts, Global Depositary Receipts, and European Depositary Receipts. The Federated Fund may also purchase corporate and government fixed income securities denominated in currencies other than U.S. dollars (with minimum ratings of A by a nationally recognized statistical ratings organization or judged to be of equal quality by the investment adviser); enter into forward commitments, repurchase agreements, and foreign currency transactions; maintain reserves in foreign or U.S. money market instruments; and purchase options and financial futures contracts for hedging purposes.


     The International Fund seeks to achieve its objective by investing primarily in equity securities (common and preferred stock) of issuers organized under the laws of, or headquartered in, countries outside the United States ("foreign equities"). Under normal conditions, the International Fund will invest at least 65% of its total assets in foreign equities. The International Fund may invest in equity securities of issuers in Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Denmark, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Ireland, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, the Philippines, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. The International Fund will not necessarily invest in all of these countries in the future if Scottish Widows Investment Management Ltd. and Penn Square Management Corporation (the "International Fund's Advisers") believe that appropriate investment opportunities exist in such other countries. Under normal market conditions, the International Fund's assets will be invested in securities of issuers in at least three different foreign countries. The International Fund may also invest in fixed income securities that are rated investment-grade or that the International Fund's Advisers determine are comparable thereto. These include convertible bonds and other corporate debt obligations, U.S. and foreign government securities, and U.S. and foreign money market securities. Money market securities will generally be held by the International Fund only for temporary or defensive purposes. It is not expected that the income yield of the International Fund will be significant. The International Fund may purchase foreign securities directly in foreign markets, or may purchase American Depositary Receipts and European Depositary Receipts. With respect to certain countries, investments by the International Fund may currently be made only by acquiring shares of other investment companies which have local governmental authority to invest in those countries. The International Fund's investments in other investment companies are subject to certain limitations. The International Fund may hold cash in U.S. dollars to meet redemption requirements. The International Fund may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the International Fund's securities are or may be denominated. The International Fund may conduct its currency exchange transactions either on a "spot" (i.e. cash) basis at the rate then prevailing in the currency exchange market or through entering into futures, forward, or option contracts to purchase or sell currencies at a specified rate at a specified future time. The International Fund's dealings in foreign currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions.

     The Federated Fund will not: (i) with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities (other than securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) of any one issuer; (ii) acquire more than 10% of the outstanding voting securities of any one issuer, or acquire any securities of Fiduciary Trust Company International or its affiliates; (iii) sell securities short except under strict limitations; (iv) borrow money or pledge securities except, under certain circumstances (e.g., for temporary or emergency purposes), the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings; or (v) permit margin deposits for financial futures contracts held by the Fund, plus premiums paid by it for open options on financial futures contracts, to exceed 5% of the fair market value of the Federated Fund's total assets, after taking into account the unrealized profits and losses on those contracts. These investment limitations (i-v) cannot be changed without shareholder approval. Also, the Federated Fund may invest up to 15% of net assets in illiquid securities.

     The International Fund has adopted certain fundamental investment restrictions which may not be changed without approval of the International Fund's shareholders. These restrictions provide, among other things, that the International Fund may not: (i) borrow in excess of 20% of the market or other fair value of its total assets, or pledge its assets to an extent greater than one-third of the market or other fair value of its total assets (any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes, and deposits in connection with the purchase or sale of financial futures contracts and related options are not deemed to be a pledge or other encumbrance); (ii) invest more than 5% of its total assets in the securities of any one issuer


(other than the U.S. government and its agencies, authorities or instrumentalities) treating each foreign government as a single issuer, or purchase more than 10% of the outstanding voting securities of any one issuer;
(iii) purchase an illiquid security, if as a result of such purchase more than 10% of the International Fund's net assets would be invested in such securities; and (iv) invest in the aggregate more than 5% of its total assets in the securities of any issuers which have (with predecessors) a record of less than three years of continuous operation.

     In addition to the policies and limitations set forth above, both the Federated Fund and the International Fund are subject to certain additional investment policies and limitations, described in the Federated Fund's Statement of Additional Information dated January 31, 1997, and the International Fund's Statement of Additional Information dated March 15, 1996. Reference is hereby made to the Federated Fund's Prospectus and Statement of Additional Information, each dated January 31, 1997, and to the International Fund's Prospectus and Statement of Additional Information, each dated March 15, 1996, which set forth in full the investment objective, policies and investment limitations of each of the Federated Fund and the International Fund, all of which are incorporated herein by reference thereto.

Advisory and Other Fees

     The annual investment advisory fee for the Federated Fund is 1.00% of the Federated Fund's average daily net assets. The investment adviser to the Federated Fund, Federated Global Research Corp. ("Federated Global"), a subsidiary of Federated Investors, may voluntarily choose to waive a portion of its advisory fee or reimburse the Federated Fund for certain operating expenses. This voluntary reimbursement of expenses may be terminated by Federated Global at any time in its sole discretion. The maximum annual management fee for the International Fund is 0.85% of average daily net assets of the International Fund. The investment adviser of the International Fund is Penn Square Management Corporation ("Penn Square"). The adviser is a wholly owned subsidiary of The William Penn Company, New York, New York. Scottish Widows Investment Management Limited (the "Sub-Adviser") serves as an investment adviser for the International Fund pursuant to a sub-advisory agreement with the Penn Square. The Sub-Adviser, a wholly owned subsidiary of Scottish Widows' Fund and Life Assurance Society and is located in Edinburgh, Scotland. The International Fund pays Penn Square 0.85% of its average daily assets of which Penn Square pays 0.50% (subject to a minimum fee of $7,500 per calendar quarter) to the Sub-Adviser.

     Federated Services Company, an affiliate of Federated Global, provides certain administrative personnel and services necessary to operate the Federated Fund at an annual rate based upon the average aggregate daily net assets of all funds advised by Federated Global and its affiliates. The rate charged is 0.15% on the first $250 million of all such funds' average aggregate daily net assets, 0.125% on the next $250 million, 0.10% on the next $250 million and 0.075% of all such funds' average aggregate daily net assets in excess of $750 million, with a minimum annual fee per portfolio of $125,000 plus $30,000 for each additional class of shares of any such portfolio. Federated Services Company may choose voluntarily to waive a portion of its fee. The administrative fee expense for the Federated Fund's fiscal year ended November 30, 1996, was $185,000 representing an effective fee rate of .09%. Administrative personnel and services necessary to operate the International Fund are currently provided by Penn Square and are included in the annual transfer agent fee for the International Fund.

The Federated Fund has entered into a Shareholder Services Agreement under which it may make payments of up to 0.25% of the average daily net asset value of each of the Class A Shares and Class C Shares to obtain certain personal services for shareholders and the maintenance of shareholder accounts. The Shareholder Services Agreement provides that Federated Shareholder Services ("FSS"), an affiliate of Federated Global, either will perform shareholder services directly or will select financial institutions to perform such services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedule of such fees and the basis upon which such fees will be paid is determined from time to time by the Federated Fund and FSS.

The total annual operating expenses for Class A Shares and Class C Shares of the Federated Fund were 1.68% and 2.57% respectively of average daily net assets (after waivers) for its most recent fiscal year. The total annual operating expenses for Class A Shares and Class C Shares of the International Fund were 1.74% and 2.58% respectively of average daily net assets (after waivers) for its most recent fiscal year. Without such waivers, the expense ratios of the Federated Fund would have been 1.83% (Class A Shares) and 2.58% (Class C Shares) and the International Fund would have been 1.915% (Class A Shares) and 2.755% (Class C Shares).

Distribution Arrangements

     Federated Securities Corp. ("FSC"), an affiliate of Federated Global, is the principal distributor for shares of the Federated Fund. The Federated Fund has adopted a Rule 12b-1 Distribution Plan (the "Distribution Plan") pursuant to which the Federated Fund will pay a fee to the distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Class C Shares to finance any activity which is principally intended to result in the sale of Class C Shares subject to the Distribution Plan. FSC may offer to pay financial institutions, at the time of purchase, an amount equal to 1.00% of the net asset value of Class C Shares purchased by their clients. These payments will be made directly by the distributor from its assets, and will not be made from the assets of the Fund. The Federated Fund does not have a Distribution Plan in effect with respect to its Class A Shares, and accordingly, does not, nor does FSC, compensate brokers and dealers for sales and administrative services performed in connection with the sale of Class A Shares. However, FSC will pay financial institutions, at the time of purchase of Class A Shares, an amount equal to 0.50% of the net asset value of Class A Shares purchased by certain qualified plans as approved by FSC. (Such payments are subject to a reclaim from the financial institution should the assets leave the program within 12 months after purchase.) In addition, FSC and FSS, from their own assets, may pay financial institutions supplemental fees as financial assistance for providing substantial sales services, distribution-related support services or shareholder services with respect to the Class A Shares and Class C Shares of the Federated Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by FSC may be reimbursed by Federated Global or its affiliates. If a financial institution elects to waive receipt of this payment, the Federated fund will waive any applicable contingent deferred sales charge (such contingent deferred sales charges are discussed below).

     Penn Square is the principal distributor for shares of the International Fund. The International Fund has adopted a Rule 12b-1 Distribution Plan (the "Rule 12b-1 Plan") pursuant to which the International Fund reimburses Penn Square for certain of its expenses incurred in connection with its services as distributor at an annual rate not to exceed 0.50% of the average daily net assets of the International Fund's Class A Shares. After the reorganization, the Federated Fund will not assume any liabilities related to the International Fund's Rule 12b-1 Plan. The fee may be used by Penn Square for its expenses incurred in connection with (a) advertising and marketing Class A Shares; (b) printing and distributing the Prospectus; (c) implementing and operating the Rule 12b-1 Plan; and (d) payments made by the distributor for servicing fees to broker/dealers, financial institutions, or other industry professionals ("Service Organizations") for distribution and/or shareholder administrative services provided to their customers who own Class A Shares. Pursuant to a Servicing Agreement with Penn Square, a Service Organization may receive, on an annual basis, up to .50% of the average daily net asset value of the Class A Shares owned by shareholders with whom the Service Organization has a servicing relationship. The services provided by a Service Organization pursuant to a Servicing Agreement may include distribution or shareholder administrative services, including establishing and maintaining shareholder accounts, sending confirmations of transactions, forwarding financial reports and other communications to shareholders, and responding to shareholder inquiries regarding the International Fund. The International Fund has adopted a Distribution Plan for Class C Shares to compensate the distributor for its services and costs in distributing Class C Shares. Under the Rule 12b-1 Plan, the International Fund pays Penn Square an annual 12b-1 Distribution Fee of 0.75% per year on Class C Shares. Penn Square also receives a Service Fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C Shares, determined as of the close of each regular business day. The distribution fee allows investors to buy Class C Shares without a front end sales charge while permitting the distributor to compensate dealers who sell Class C Shares. The distribution and service fee increase Class C Shares expenses by 1.00% of average net assets per year. Penn Square pays sales commissions of 1.00% of the purchase price to dealers from its own resources at the time of sale. Penn Square retains the distribution fee during the first year shares are outstanding to recoup the sales commission it pays, the advances of service fee payments it makes, and its financing costs. Penn Square plans to pay the distribution fee as an ongoing commission to the dealer on Class C Shares that have been outstanding for a year or more. Penn Square receives no other compensation for its services as distributor, except that the sales charge will be paid to the distributor. Penn Square may, in turn, pay such sales charge to broker/dealers as a commission for generating sales of Class C Shares.

     Certain costs exist with respect to the purchase and sale of Federated Fund and International Fund shares. Shares of the Federated Fund and shares of the International Fund are sold at their net asset value next determined after an order is received, plus any applicable sales charge. The Federated Fund Class A Shares and International Fund Class A Shares have a maximum sales charge of 5.50% and 4.75%, respectively. No sales charge will be imposed in connection with the issuance of Federated Fund Class A Shares to Class A Shareholders of the International Fund as a result of the Reorganization. Further, shareholders of the William Penn group of funds who acquired Class A Shares on or before November 30, 1988, will not be charged a sales charge for future purchases made in any Federated Fund, provided the account has remained open. Class A Shares of the Federated Fund purchased with the proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by FSC may be charged a contingent deferred sales charge of 0.50 of 1% for redemptions made within one full year of purchase. Any such charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or redemption. The contingent deferred sales charges are not imposed in connection with the exercise of exchange rights, nor will they be imposed on redemptions of Federated Fund Class A Shares received by shareholders of the International Fund as a result of the Reorganization. Sales of Class C Shares are subject to a 1% contingent deferred sales charge on assets redeemed within the first twelve months following purchase. For a complete description of sales charges, contingent deferred sales charges and exemptions from such charges, reference is hereby made to the Prospectus of the Federated Fund dated January 31, 1997, and the Prospectus of the International Fund dated March 15, 1996, each of which is incorporated herein by reference thereto.

Purchase, Exchange and Redemption Procedures

     The transfer agent and dividend disbursing agent for the Federated Fund is Federated Shareholder Services Company. The transfer agent and dividend disbursing agent for the International Fund is Penn Square. Procedures for the purchase, exchange and redemption of the Federated Fund's Class A Shares and Class C Shares differ slightly from procedures applicable to the purchase, exchange and redemption of the International Fund's Class A Shares and Class C Shares. Any questions about such procedures may be directed to, and assistance in effecting purchases, exchanges or redemptions of the Federated Fund's Class A Shares and Class C Shares or the International Fund's Class A Shares and Class C Shares may be obtained from FSC, principal distributor for the Federated Fund, at 1-800-245-4770, or from Penn Square, principal distributor for the International Fund, at 1-800-523-8440.


     Reference is made to the Prospectus of the Federated Fund dated January 31, 1997, and the Prospectus of the International Fund dated March 15, 1996, for a complete description of the purchase, exchange and redemption procedures applicable to purchases, exchanges and redemptions of Federated Fund and International Fund shares, respectively, each of which is incorporated herein by reference thereto. Set forth below is a brief listing of the significant purchase, exchange and redemption procedures applicable to the Federated Fund's Class A Shares and Class C Shares and the International Fund's Class A Shares and Class C Shares.

     Purchases of Class A Shares and Class C Shares of the Federated Fund may be made through a financial institution that has an agreement with FSC or, once an account has been established, by wire or check. Purchases of shares of the International Fund may be made through Penn Square and through broker-dealers under contract with Penn Square or directly by wire or check once an account has been established. The minimum initial investment in the Federated Fund is $500 for Class A Shares and $1,500 for Class C Shares, except for retirement accounts for which the minimum is $50. Subsequent investments must be in amounts of at least $100, except for retirement accounts for which the minimum is $50. The minimum initial investment in the International Fund is $500 for either Class of Shares, except for retirement accounts for which the minimum is $250. Subsequent investments must be in amounts of at least $100. The Federated Fund and the International Fund each reserve the right to reject any purchase request.


     The purchase price of the Federated Fund's Class A Shares and the International Fund's Class A Shares is based on net asset value plus a sales charge. The net asset value per share for each class of the Federated Fund and the International Fund is calculated as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day on which the Federated Fund and the International Fund compute their net asset value. Purchase and redemption orders for the Federated Fund received from broker/dealers before 5:00 p.m. (Eastern time) and from financial institutions before 4:00 p.m. (Eastern time) may be entered at that day's price. Purchase orders for the International Fund are executed based on the net asset value calculated at the close of business on the day such purchase orders are received. Purchase orders received after the close of the NYSE will be executed based on the net asset value calculated on the next business day. Redemption orders for shares of the International Fund presented prior to the close of the NYSE on any business day are redeemed at the net asset value calculated at the close of the exchange that day, except that some Class C Shares may be subject to a 1.0% contingent deferred sales charge. Federated Fund purchase orders by wire are considered received upon receipt of payment by wire. Federated Fund purchase orders received by check are considered received after the check is converted into federal funds, which normally occurs the business day after receipt. The International Fund does not have a similar procedure.

     Holders of Class A Shares and Class C Shares of the Federated Fund have exchange privileges with respect to corresponding Class A Shares and Class C Shares in certain of the funds for which affiliates of Federated Investors serve as investment adviser or principal underwriter (collectively, the "Federated Funds"), each of which has different investment objectives and policies. Class A Shares and Class C Shares of the Federated Fund may be exchanged for corresponding Class A Shares and Class C Shares of certain Federated Funds at net asset value without a contingent deferred sales charge. To the extent a shareholder exchanges Class A Shares or Class C Shares of the Federated Fund for Class A Shares or Class C Shares of other Federated Funds, the time for which the exchanged-for shares are to be held will be added to the time for which exchanged-from shares were held for purposes of satisfying the applicable holding period for purposes of determining the contingent deferred sales charge. Class A Shares to be exchanged must have a net asset value which meets the minimum investment requirement for the fund into which the exchange is being made. Holders of shares of the International Fund have exchange privileges with respect to shares in certain of the other funds for which Penn Square serves as investment manager (collectively, the "Penn Square Group"), each of which has different investment objectives and policies. Any exchange for shares of other funds in the Penn Square Group will generally be at the respective net asset values next determined after receipt of the request for exchange, provided the amount exchanged previously incurred a sales charge. Exercise of the exchange privilege is treated as a sale for federal income tax purposes and, accordingly, may have tax consequences for the shareholder. Information on share exchanges may be obtained from the Federated Fund or the International Fund, as appropriate.
     Redemptions of Federated Fund Class A Shares and Class C Shares may be made through a financial institution, by telephone, by mailing a written request or through the Federated Fund's systematic withdrawal program. Redemptions of International Fund shares may be made by presenting share certificates, by letter form, by telephone, or through the International Fund's systematic withdrawal plan. Class C Shares of the Federated Fund are redeemed at their net asset value, less any applicable contingent deferred sales charge, next determined after the redemption request is received.


The International Fund imposes no charges for redemptions of Class A Shares. For Class C shares, redemptions within the first year of purchase will bear a contingent deferred sales charge. International Fund Class C shareholders will have their current holding period tacked into the period of time they hold their corresponding Federated Class C Shares for purposes of determining any applicable redemption charges. Redemptions may also be made through a broker/dealer, and that broker/dealer may charge a transaction fee. Checks for redemption proceeds will be mailed within three business days. However, redemption checks will not be mailed until all checks in payment for the shares redeemed have cleared (not more than seven days).

Dividends

     Both the Federated Fund and the International Fund pay dividends annually from net investment income and make annual distributions of net realized capital gains, if any. With respect to the Federated Fund, unless a shareholder otherwise instructs, dividends and capital gain distributions will be reinvested automatically in additional shares at net asset value, subject to no sales charge. The International Fund shareholders may instruct the fund to make such reinvestment which are also not subject to a sales charge.

Tax Consequences

     As a condition to the Reorganization, the Corporation, on behalf of the Federated Fund, and the Trust, on behalf of the International Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Code so that no gain or loss will be recognized by either the Federated Fund or the International Fund or the shareholders of the International Fund. The tax basis of the Federated Fund shares received by International Fund shareholders will be the same as the tax basis of their shares in the International Fund.

                                  RISK FACTORS

     As with other mutual funds that invest in non-U.S. securities, the Federated Fund is subject to special risks. Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic investments. In an attempt to reduce some of these risks, the Federated Fund diversifies its investments broadly among foreign countries, including both developed and developing countries. At least three different countries will always be represented. The Federated Fund occasionally takes advantage of the unusual opportunities for high returns available from investing in developing countries. These investments carry considerably more volatility and risk because they are associated with less mature economies and less stable political systems. The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Further, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade. Historically, the Federated Fund has had relatively higher exposure to emerging market securities and the associated risks. With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Federated Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the U.S. The inability of the Federated Fund to make intended security purchases due to settlement problems would cause the Federated Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Federated Fund due to subsequent declines in value of the portfolio security or, the Federated Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Because the majority of the securities purchased are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the net asset value; the value of interest earned; gains and losses realized on the sales or securities; and net investment income and capital gain, if any to be distributed to shareholders. Since the International Fund also invests primarily in non-U.S. securities, these risk factors are generally also present in an investment in the International Fund. A full discussion of the risks inherent in investment in the Federated Fund and the International Fund is set forth in the Federated Fund's Prospectus and Statement of Additional Information, each dated January 31, 1997, and the International Fund's Prospectus and Statement of Additional Information, each dated March 15, 1996, each of which is incorporated herein by reference thereto.

                      INFORMATION ABOUT THE REORGANIZATION

Background and Reasons for the Proposed Reorganization

     CONSIDERATIONS OF THE BOARD OF TRUSTEES OF THE INTERNATIONAL FUND. During 1996, Penn Square advised the Board of Trustees of the International Fund that The William Penn Company was considering redirecting its corporate strategy away from the management and distribution of retail mutual funds and that it was seeking a buyer for its core businesses. Moreover, The William Penn Company engaged an investment banker to locate potential buyers for Penn Square Management Corporation. The potential buyer would provide value-added shareholder services, technological advancements, comprehensive distribution networks, and diversified mutual fund product choices that many larger mutual fund complexes offer. After conducting a screening process, Penn Square determined that in its judgment, the proposed Reorganization was the most desirable alternative involving the International Fund that was reasonably available and presented it to the International Fund's Board of Trustees for its consideration at its February 12, 1997, meeting.

     The independent trustees formed a four-person due diligence team. The due diligence team visited the Federated Investors offices in Pittsburgh, Pennsylvania, and reviewed with the portfolio manager of the Federated Fund the investment style and philosophy used to manage the assets of the Federated Fund. In addition, the due diligence team inspected the Federated customer services area and the Penn Square Fund's independent counsel inspected the legal records of the Federated Fund.

     A meeting of the entire Board of Trustees was held on March 5, 1997, at which Federated Investors presented to the Board information relating to the overall reputation, financial strength and stability of Federated Investors, the parent company of Federated Global (together with its affiliates, "Federated"). Federated, founded in 1955, is among the seven largest mutual fund sponsors, with over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, and over 2,000 employees. Federated's management discussed the Federated Fund's investment performance history and explained to the Board that the majority of this growth came from within Federated through its multiple distribution channels. The Board was also informed of the variety of investment products available through Federated, including international funds and an array of domestic funds broader than currently offered in the William Penn Fund Group, as well as the exchange privileges that would be available to former International Fund shareholders if the Reorganization is consummated, and the multiple sales charge (or "load") structures available to prospective shareholders. The Board took into account that if the Reorganization takes place, shareholders of the International Fund would receive shares of the Federated Fund without the imposition of any sales charge and without incurring any tax consequences.

     Federated's management advised the Board of its reputation for customer servicing, noting that it has received a #1 rating for the last five surveys in a row by DALBAR, Inc. Federated's management stated that its shareholder services include advanced technological systems that result in quick shareholder access to a broad spectrum of information, including: telephonic automated yield and performance information; consolidated monthly shareholder statements; no-fee IRAs; quarterly newsletters; year-end tax reporting information; direct deposit; and telephonic redemption and exchange.


     Federated's management also discussed comparative sales loads with the Board. In particular, it was noted that the maximum front-end sales load of the Class A Shares of the Federated Fund is higher than that of the Class A Shares of the International Fund. Federated's management also reviewed with the Board relative asset size and expense ratios, including relative advisory fees. The Board discussed the fact that the Federated Fund is larger in asset size than the International Fund.

     The Board determined that the investment objectives and policies of the International Fund were substantially similar to those of the Federated Fund. The Board was also presented with and discussed materials comparing the performance, and relative risks of the International Fund and the Federated Fund. Federated's management also presented biographical information about each of the Directors of the Federated Fund and reviewed with the Board the structure of its compliance and internal audit departments and the scope of its training programs.

     THE BOARD NOTED THAT THE INTERNATIONAL FUND WOULD NOT BEAR ANY OF THE COSTS INVOLVED IN THE REORGANIZATION, WHICH WOULD BE BORNE ENTIRELY BY THE WILLIAM PENN COMPANY AND/OR FEDERATED. In addition, the Board discussed the anticipated tax-free nature of the Reorganization to the International Fund and its shareholders.

     In connection with their consideration of the Reorganization, the Board also reviewed their fiduciary obligations under state and federal law. They considered the requirements of Section 15(f) of the 1940 Act, which provides that an investment manager to an investment company, and the affiliates of such manager (such as Penn Square Management Corporation), may receive any amount or benefit in connection with a sale of any interest in such investment manager which results in an assignment of an investment management contract if (1) for a period of three years after such assignment, at least 75% of the Board of Trustees of the investment company are not "interested persons" (as defined in the 1940 Act) of the new investment manager or its predecessor; and (2) no "unfair burden" (as defined in the 1940 Act) is imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

     With respect to the first condition of Section 15(f) relating to Board composition, the Board was advised that the Federated Fund's Board of Directors presently consists of twelve (12) Directors, only two (2) of whom are "interested persons." With respect to the second condition of Section 15(f), while there is no specific definition of "unfair burden," it includes any arrangement, for two years after the transaction, pursuant to which the predecessor or successor adviser is entitled to receive compensation from any person in connection with the mutual fund's purchase or sale of securities, other than bona fide ordinary compensation as principal underwriter. The definition of unfair burden also includes any payments from the fund for other than bona fide investment advisory or other services. The Board considered the fact that representations were made by Federated and Penn Square Management Corporation that the agreement among Federated, Penn Square Management Corporation and The William Penn Company would contain representations and covenants that the Reorganization would not impose an unfair burden on the Penn Square Group.

     After reviewing and considering all of the information provided by Federated and Penn Square, including the terms of the Reorganization, the Board, including all of the Trustees who are not interested persons of the International Fund or Penn Square, voted unanimously in person at the meeting held on March 5, 1997, to approve the Reorganization and to recommend it to the shareholders of the International Fund for their approval.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE REORGANIZATION.

     CONSIDERATIONS OF THE BOARD OF DIRECTORS OF THE FEDERATED FUND. The Board of Directors of the Federated Fund, including the independent Directors, have unanimously concluded that consummation of the Reorganization is in the best interests of the Federated Fund and the shareholders of the Federated Fund and that the interests of Federated Fund shareholders would not be diluted as a result of effecting the Reorganization and have unanimously voted to approve the Plan.


Agreement Between The William Penn Company and Federated

     The Reorganization is being proposed as part of an agreement between Federated and The William Penn Company pursuant to which shareholders of The William Penn Company would be compensated for selling to Federated their capital stock and cooperating in facilitating the transaction contemplated by the agreement.

Description of the Plan of Reorganization

     The Plan provides that the Federated Fund will acquire all of the assets and assume certain liabilities of the International Fund's Class A Shares and Class C Shares in exchange for the Federated Fund's Class A Shares and Class C Shares to be distributed pro rata by the International Fund to its Class A and Class C shareholders, respectively, shareholders in complete liquidation of the International Fund on or about May 30, 1997, or such later date as the parties may mutually agree (the "Closing Date"). Shareholders of the International Fund will become shareholders of the Federated Fund as of the close of business on the Closing Date, and will be entitled to the Federated Fund's next dividend distribution.

     As of or prior to the Closing Date, the International Fund will declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all taxable income for the period ending on the Closing Date. In addition, the International Fund's dividend will include its net capital gains realized in the period ending on the Closing Date.

     Consummation of the Reorganization is subject to the conditions set forth in the Plan, including receipt of an opinion in form and substance satisfactory to the International Fund and the Federated Fund, as described under the caption "Federal Income Tax Consequences" below. The Plan may be terminated and the Reorganization may be abandoned at any time before or after approval by shareholders of the International Fund prior to the Closing Date by either party if a majority of the independent board members of either board believes that continuing the transaction would have a material adverse impact on shareholders of that fund.

     Federated Global is responsible for the payment of substantially all of the expenses of the Reorganization incurred by either party, whether or not the Reorganization is consummated. Such expenses include, but are not limited to, registration fees, transfer taxes (if any), and the costs of preparing, printing, copying and mailing proxy solicitation materials to the International Fund shareholders. Penn Square is responsible for the payment of the legal fees of the International Fund. The accountants' fees of the International Fund will be borne by Penn Square.

     The foregoing description of the Plan entered into between the Federated Fund and the International Fund is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference thereto.

Description of Federated Fund Shares

     Full and fractional Class A Shares and Class C Shares of the Federated Fund will be issued without the imposition of a sales charge or other fee to the corresponding shareholders of the International Fund in accordance with the procedures described above. Class A Shares and Class C Shares of the Federated Fund to be issued to shareholders of the International Fund under the Plan will be fully paid and nonassessable when issued and transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of the Federated Fund dated January 31, 1997, provided herewith for additional information about Class A Shares and Class C Shares of the Federated Fund.

Federal Income Tax Consequences

     As a condition to the Reorganization, the Corporation on behalf of the Federated Fund and the International Fund will receive an opinion from Dickstein Shapiro Morin & Oshinsky LLP, counsel to the Federated Fund, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (1) the Reorganization as set forth in the Plan will constitute a tax-free reorganization under Section 368(a)(1)(C) of the Code; (2) no gain or loss will be recognized by the Federated Fund upon its receipt of the International Fund's assets solely in exchange for Federated Fund Class A Shares and Class C Shares and the assumption of certain stated liabilities; (3) no gain or loss will be recognized by the International Fund upon the transfer of its assets to the Federated Fund in exchange for Federated Fund Class A Shares and Class C Shares and the assumption of certain stated liabilities or upon the distribution (whether actual or constructive) of the Federated Fund Class A Shares and Class C Shares to the International Fund shareholders in exchange for their respective shares of the International Fund; (4) no gain or loss will be recognized by shareholders of the International Fund upon the exchange of their International Fund shares for Federated Fund Class A Shares and Class C Shares;
(5) the tax basis of the International Fund's assets acquired by the Federated Fund will be the same as the tax basis of such assets to the International Fund immediately prior to the Reorganization; (6) the tax basis of Federated Fund Class A Shares and Class C Shares received by each shareholder of the International Fund pursuant to the Plan will be the same as the tax basis of International Fund shares held by such shareholder immediately prior to the Reorganization; (7) the holding period of the assets of the International Fund in the hands of the Federated Fund will include the period during which those assets were held by the International Fund; and (8) the holding period of Federated Fund Class A Shares and Class C Shares received by each shareholder of the International Fund will include the period during which the International Fund shares exchanged therefor were held by such shareholder, provided the International Fund shares were held as capital assets on the date of the Reorganization.

     Shareholders should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. The International Fund does not expect to obtain a ruling from the IRS regarding the consequences of the Reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the Reorganization and was successful, neither of which is anticipated, the Reorganization would be treated as a taxable sale of assets of the International Fund, followed by the taxable liquidation of the International Fund. Shareholders should also be aware that following the Reorganization, the Federated adviser may decide to sell certain portfolio securities which may result in the realization of capital gains.

Comparative Information on Shareholder Rights and Obligations

     GENERAL. Both the Corporation and the International Fund are open-end, diversified management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current net asset value. The Federated Fund is an investment portfolio of International Series, Inc. which is organized as a corporation under the laws of the State of Maryland and is governed by its Articles of Incorporation, By-Laws and Board of Directors, in addition to applicable state and federal law. The International Fund is organized as a business trust under the laws of Massachusetts and is governed by its Declaration of Trust and Board of Trustees, in addition to applicable state and federal law. Set forth below is a brief summary of the significant rights of shareholders of the Federated Fund and the International Fund.

     SHARES OF THE FEDERATED FUND AND THE INTERNATIONAL FUND. The Federated Fund is authorized to issue 1,500,000,000 shares of common stock, par value $0.0001 per share. The Federated Fund is one of two investment portfolios of International Series, Inc., and the Board of Directors has established Class A Shares, Class B Shares, and Class C Shares of the Federated Fund. The International Fund is authorized to issue an unlimited number of shares of beneficial interest which have no par value. The International Fund has Class A Shares and Class C Shares. Issued and outstanding shares of both the Federated Fund and International Fund are fully paid and nonassessable, and freely transferable.

     VOTING RIGHTS. Neither the Federated Fund nor the International Fund is required to hold annual meetings of shareholders, except as required under the 1940 Act. Shareholder approval is necessary only for certain changes in operations or the election of directors under certain circumstances. The Corporation requires that a special meeting of shareholders be called for any permissible purpose upon the written request of the holders of at least 10% of the outstanding shares of the series of the Corporation entitled to vote. A special meeting of the shareholders of the International Fund is required to be called upon the written request of shareholders representing not less than 10% of the issued and outstanding shares entitled to vote. Each share of the Federated Fund and the International Fund gives the shareholder one vote in director/trustee elections and other matters submitted to shareholders for vote. All shares of each series or class in the Federated Fund and the International Fund have equal voting rights except that in matters affecting only a particular series or class, only shares of that series or class are entitled to vote.

     DIRECTORS/TRUSTEES. The By-Laws of the Corporation provide that the term of office of each Director shall be until his or her resignation or removal or until the special meeting next held after his or her election or until election and qualification of his or her successor. A Director of the Corporation may be removed by a vote of a majority of all shares outstanding and entitled to vote at any special meeting of shareholders, and such shareholders may elect a Director to replace the Director so removed to serve for the remainder of the term and until the election and qualification of his or her successor. A vacancy on the Board may be filled by the action of a majority of the Directors remaining in office, and such elected Director shall hold office until the next special meeting of shareholders or until his or her successor is duly elected and qualifies. Notwithstanding the foregoing, the shareholders may, at any time during the term of such Director elected to fill a vacancy, elect some other person to fill said vacancy and thereupon the election by the Board shall be superseded. The Declaration of Trust of the International Fund provides that each Trustee appointed or elected in accordance with the Declaration of Trust serves until their successors have been elected and qualified, unless they resign or are removed. The Trustees shall promptly call a meeting of shareholders for the purpose of voting upon removal of such Trustee(s) when requested in writing by holders of at least 10% of the Portfolio's outstanding shares. Pending the filling of any vacancy or vacancies caused by death, resignation, or removal, the remaining Trustee or Trustees shall have all the powers and duties of the whole number of Trustees. If a vacancy occurs in the office of a Trustee for any reason, including an increase in the number of Trustees, the other Trustees shall appoint a Trustee to fill the vacancy if, immediately after filling such vacancy, at least two thirds of the Trustees then holding such officer shall have been elected by shareholders, subject to the provisions of Section 16(a) of the 1940 Act. With respect to both the Corporation and the International Fund, a meeting of shareholders will be required for the purpose of electing additional Directors/Trustees whenever fewer than a majority of the Directors then in office were elected by shareholders.

     LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS. Under the Articles of Incorporation of the Corporation, a Director or officer will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Articles of Incorporation further provide that Directors and officers will be indemnified by the Corporation against reasonable costs and expenses incurred in connection with any claim or litigation unless the person's conduct is determined to constitute willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the person's office. The Declaration of Trust for the International Fund contains a provision indemnifying the Trustees and officers by the assets of the fund from personal liability for their actions as Trustees or Officers. Trustees and officers of the International Fund are not protected from liability by reason of willful misconduct, bad faith, recklessness, or gross negligence in the performance of his duties as Trustee or officer.
     TERMINATION OR LIQUIDATION. In the event of the termination or liquidation of the Corporation or any series or class of the Corporation or of the termination or liquidation of the International Fund, the shareholders of the respective fund or class are entitled to receive, when and as declared by its Directors or Trustees, the excess of the assets belonging to the respective fund or class over the liabilities belonging to the respective fund or class. In either case, the assets belonging to the fund or class will be distributed among the shareholders in proportion to the number of shares of the respective fund or class held by them.


Capitalization

     The following table sets forth the unaudited capitalization of the Class A Shares and Class C Shares of the Federated Fund and the shares of the International Fund as of February 28, 1997, and on a pro forma combined basis as of that date:

                                                                                       CLASS A       CLASS C
                                    CLASS A SHARES             CLASS C SHARES           SHARES        SHARES
                              --------------------------   -----------------------    PRO FORMA     PRO FORMA
                               FED. FUND      INT. FUND    FED. FUND    INT. FUND      COMBINED      COMBINED
                              ------------   -----------   ----------   ----------   ------------   ----------
Net Assets..................  $141,119,701   $21,185,124   $6,966,846    $231,696    $162,304,825   $7,198,542
Net Asset Value Per Share...  $      16.90   $     12.46   $   16.39     $  12.34    $      16.90   $    16.39
Shares Outstanding..........     8,350,535     1,700,704     425,076       18,777       9,604,131      439,213


                      INFORMATION ABOUT THE FEDERATED FUND
                           AND THE INTERNATIONAL FUND

Federated International Equity Fund, Inc.

     Information about the Federated Fund is contained in the Federated Fund's current Prospectus dated January 31, 1997, a copy of which is included herewith and incorporated herein by reference. Additional information about the Federated Fund is included in the Federated Fund's Annual Report to Shareholders dated November 30, 1996, the Statement of Additional Information dated January 31, 1997, and the Statement of Additional Information dated April 17, 1997 (relating to this Prospectus/ Proxy Statement), each of which is incorporated herein by reference. Copies of the Annual Report, the Semi-Annual Report and Statements of Additional Information, which have been filed with the Securities and Exchange Commission (the "SEC"), may be obtained upon request and without charge by contacting the Federated Fund at 1-800-245-4770, option one, or by writing the Federated Fund at Federated Investors Tower, Pittsburgh, PA 15222-3779. The Federated Fund is subject to the informational requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, charter documents and other information filed by the Federated Fund can be obtained by calling or writing the Federated Fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549 and at certain of its regional offices located at Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, IL 60661 and 13th Floor, Seven World Trade Center, New York, NY 10048. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates or electronically at Internet Web Site (www.sec.gov).

     This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the Federated Fund with the SEC under the 1933 Act, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Federated Fund and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Scottish Widows International Fund

     Information about the Scottish Widows International Fund is contained in the International Fund's current Prospectus dated March 15, 1996, the Annual Report to Shareholders dated December 31, 1996, the Statement of Additional Information dated March 15, 1996, and the Statement of Additional Information dated April 17, 1997 (relating to this Prospectus/Proxy Statement), each of which is incorporated herein by reference. Copies of such Prospectus, Annual Report, and Statements of


Additional Information, which have been filed with the SEC, may be obtained upon request and without charge from the International Fund by calling 1-800-523-8440 or by writing to the International Fund at 2650 Westview Drive, Wyomissing, PA 19610. The International Fund is subject to the informational requirements of the 1933 Act, the 1934 Act, and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, charter documents and other information filed by the International Fund, can be obtained by calling or writing the International Fund and can also be inspected at the public reference facilities maintained by the SEC or obtained at prescribed rates at the addresses listed in the previous section.
                               VOTING INFORMATION

     This Prospectus/Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of the International Fund of proxies for use at the Special Meeting of Shareholders (the "Special Meeting") to be held at 9:00 a.m. (local time) on May 29, 1997 at: Sheraton Berkshire Motor Inn, 1741 Paper Mill Road, Wyomissing, PA 19610, and at any adjournments thereof. The proxy confers discretionary authority on the persons designated therein to vote on other business not currently contemplated which may properly come before the Special Meeting. A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon; if no instructions are given, such proxy will be voted in favor of the Plan. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the International Fund an instrument revoking the proxy, by submitting a proxy bearing a later date or by attending and voting at the Special Meeting. Proxies, instruments revoking a proxy, or proxies bearing a later date may be received by telephone, by electronic means including facsimile, or by mail.

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Federated Global. In addition to solicitations through the mails, proxies may be solicited by officers, employees and agents, including third party solicitors, of the International Fund, Federated Global and their respective affiliates at no additional cost to the International Fund. Such solicitations may be by telephone, telegraph, or personal contact. Any telephonic solicitations will follow procedures designed to insure accuracy and prevent fraud including requiring identifying shareholder information, recording the shareholder's instructions and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as currently exists for instructions communicated in written form. Federated Global will reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

Outstanding Shares and Voting Requirements

     The Board of Trustees of the International Fund has fixed the close of business on April 14, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. As of the record date, there were 1,542,403.352 Class A Shares and 17,647.563 Class C Shares of the International Fund outstanding. Each of the International Fund's shares is entitled to one vote and fractional shares have proportionate voting rights. On the record date, the Trustees and Officers of the International Fund as a group owned less than 1% of the outstanding Class A Shares and Class C Shares of the International Fund. To the best knowledge of Penn Square, as of the record date, no person, except as set forth in the table below, owned beneficially or of record 5% or more of the outstanding Class A or Class C Shares of the International Fund.


                                 CLASS A SHARES

                                                                                    PERCENT OF
                      NAME AND ADDRESS                          SHARES OWNED    OUTSTANDING SHARES
-------------------------------------------------------------   ------------    ------------------
Advest, Inc..................................................   874,704.709            56.71%
Hartford, CT


                                 CLASS C SHARES

                                                                                    PERCENT OF
                      NAME AND ADDRESS                          SHARES OWNED    OUTSTANDING SHARES
-------------------------------------------------------------   ------------    ------------------
Morris A. Fishman, Trustee for...............................     3,352.641            19.00%
Morris A. Fishman Profit Sharing Plan
Wynnewood, PA
Sterling Trust Company, Trustee for..........................     2,161.329            12.25%
the benefit of Jean Michalak
Waco, TX
Caryl R. Sickler.............................................     3,039.775            17.22%
Quaker City, OH


     As of the record date, there were 7,803,562.29 Class A Shares, 1,129,938.755 Class B Shares, and 404,182.566 Class C Shares of the Federated Fund outstanding. On the record date, the Directors and officers of the Federated Fund as a group owned less than 1% of the outstanding Class A Shares, Class B Shares, and Class C Shares of the Federated Fund. To the best knowledge of Federated Global, as of the record date, no person owned beneficially or of record 5% or more of the Federated Fund's outstanding Class A Shares or Class B Shares, and except as set forth in the table below, no person owned beneficially or of record 5% or more of the Federated Fund's outstanding Class C Shares.

                                 CLASS C SHARES

                                                                                    PERCENT OF
                      NAME AND ADDRESS                          SHARES OWNED    OUTSTANDING SHARES
-------------------------------------------------------------   ------------    ------------------
Merrill Lynch Pierce Fenner & Smith..........................   151,439.322            37.47%
acting in various capacities for numerous
accounts on behalf of its customers
Jacksonville, FL


     Approval of the Plan requires the affirmative vote of a majority of the votes cast at the Special Meeting. Shares represented by abstentions and "broker non-votes" will be counted as present at the Special Meeting, but not as votes cast, which means they will have the effect of reducing the number of votes cast required to approve the Plan. The votes of shareholders of the Federated Fund are not being solicited since their approval is not required in order to effect the Reorganization.

Dissenter's Right of Appraisal

     Shareholders of the International Fund objecting to the Reorganization have no appraisal rights under the International Fund's Declaration of Trust or Massachusetts law. Under the Plan, if approved by International Fund shareholders, each shareholder will become the owner of Class A Shares and Class C Shares of the Federated Fund having a total net asset value equal to the total net asset value of his or her holdings in the International Fund's Class A Shares or Class C Shares, respectively, at the Closing Date.


           OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

     Management of the International Fund knows of no other matters that may properly be, or which are likely to be, brought before the Special Meeting. However, if any other business shall properly come before the Special Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

     If at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.

     Whether or not shareholders expect to attend the Special Meeting, all shareholders are urged to sign, fill in and return the enclosed proxy form promptly.


                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION dated March 24, 1997 (the "Agreement"), between INTERNATIONAL SERIES, INC., a Maryland corporation (the "Corporation"), on behalf of its portfolio, FEDERATED INTERNATIONAL EQUITY FUND, INC., a Maryland corporation (hereinafter called the "Acquiring Fund"), and SCOTTISH WIDOWS INTERNATIONAL FUND, a Massachusetts Trust (hereinafter called the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets and the assumption of certain liabilities of the Acquired Fund in exchange solely for Class A Shares and Class C Shares of the Acquiring Fund (the "Acquiring Fund Shares") and the distribution, after the Closing Date (as hereinafter defined), of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Corporation are registered open-end management investment companies and the Acquired Fund owns securities in which the Acquiring Fund is permitted to invest;

     WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue shares of common stock or shares of beneficial interest, as the case may be;

     WHEREAS, the Board of Directors, including a majority of the directors who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), of the Corporation has determined that the transfer of all of the assets and the assumption of certain liabilities of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined under the 1940 Act), of the Acquired Fund has determined that the transfer of all of the assets and the assumption of certain liabilities of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquired Fund shareholders;

     NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND.
     1.1 Subject to the terms and conditions contained herein, the Acquired Fund agrees to assign, transfer and convey to the Acquiring Fund all of the net assets of the Acquired Fund, including all securities and cash, other than cash in an amount necessary to pay any unpaid dividends and distributions as provided in paragraph 1.5, beneficially owned by the Acquired Fund, and the Acquiring Fund agrees in exchange therefor to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3. Such transaction shall take place at the closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account, for the benefit of its shareholders, on the stock record books of the Acquiring Fund and shall deliver a confirmation thereof to the shareholders of the Acquired Fund.

     1.2 The Acquiring Fund will assume only those certain liabilities which are set forth in a certificate to be provided by the Acquired Fund at the Closing and accepted by the Acquiring Fund.


     1.3 Delivery of the assets of the Acquired Fund to be transferred shall be made on the Closing Date and shall be delivered to State Street Bank and Trust Company (hereinafter called "State Street"), Boston, Massachusetts, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, together with proper instructions and all necessary documents to transfer to the account of the Acquiring Fund, free and clear of all liens, encumbrances, rights, restrictions and claims created by the Acquired Fund. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

     1.4 The Acquired Fund will pay or cause to be paid to the Acquiring Fund any dividends or interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund thereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

     1.5 As soon after the Closing Date as is conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1. In addition, each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions which were declared before the Valuation Date (as hereinafter defined) with respect to the shares of the Acquired Fund that are held by the shareholder on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share record books of the Acquiring Fund in the names of the Acquired Fund Shareholders, and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders, based on their ownership of shares of the Acquired Fund on the Closing Date. All issued and outstanding Shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. Share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares, after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.
     1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later dates, with respect to dissolution and deregistration of the Acquired Fund, on which the Acquired Fund is dissolved and deregistered.

     1.9 The Acquired Fund shall be deregistered as an investment company under the 1940 Act and dissolved as a Massachusetts business trust as promptly as practicable following the Closing Date and the making of all distributions pursuant to paragraph 1.5.

     2. VALUATION.

     2.1 The value of the Acquired Fund's net assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Closing Date (such time and date being herein called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information.


     2.2 The net asset value of each Acquiring Fund Share shall be the net asset value per share computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information.

     2.3 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's net assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund which have been reviewed by the Acquired Fund's Board of Trustees.

     3. CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be May 30, 1997, or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 4:00 p.m. (Eastern time) at the offices of the Acquiring Fund, Federated Investors Tower, Pittsburgh, PA 15222-3779, or such other time and/or place as the parties may mutually agree.

     3.2 If on the Valuation Date (a) the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3 Penn Square Management Corporation, as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption agreements, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Acquired Fund represents and warrants to the Corporation as follows:

     (a) The Acquired Fund is a Business Trust duly organized, validly existing and in good standing under the laws of Massachusetts and has power to own all of its properties and assets and to carry out this Agreement.

     (b) The Acquired Fund is registered under the 1940 Act, as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquired Fund's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.

     (d) The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) which will result in liability to it after the Closing Date.

     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     (f) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (g) The Statement of Assets and Liabilities of the Acquired Fund at December 31, 1995 and at December 31, 1996 has been audited by Ernst & Young LLP, independent auditors, and have been prepared in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

     (h) Since December 31, 1996, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.

     (i) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed or an appropriate extension obtained, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof or contest in good faith, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

     (j) For each fiscal year of its operation the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

     (k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

     (l) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

     (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquired Fund and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes the valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

     (n) The prospectus/proxy statement of the Acquired Fund (the
"Prospectus/Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.5 (only insofar as it relates to the


Acquired Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 The Corporation represents and warrants to the Acquired Fund as follows:

     (a) The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) The Corporation is registered under the 1940 Act as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     (c) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Corporation's Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

     (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (e) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (f) The Statement of Assets and Liabilities of the Acquiring Fund at November 30, 1995 and 1996, have been audited by Arthur Andersen LLP, independent auditors, and have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates, and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein.

     (g) Since November 30, 1996, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business.

     (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed or an appropriate extension obtained, by such date shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof or contest in good faith, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

     (i) For each fiscal year of its operation the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

     (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring


Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares, except for Class B Shares which are convertible into Class A Shares eight (8) years after purchase.

     (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

     (l) The Prospectus/Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

     5.2 The Acquired Fund will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Acquired Fund's President and its Treasurer.

     5.5 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Prospectus/Proxy Statement, referred to in paragraph 4.1(o), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to continue its operations after the Closing Date.

     5.7 Prior to the Valuation Date, the Acquired Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Date, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income, if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable periods or years ended on or before December 31, 1996 and for the period from said date to and including the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ended on or before December 31, 1996 and in the period from said date to and including the Closing Date.


     6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund.

     6.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer, in form and substance satisfactory to the Corporation, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Corporation shall reasonably request.

     6.4 The Acquired Fund shall have delivered to the Acquiring Fund a certificate specifying the liabilities which are to be assumed by the Acquiring Fund all of which shall be reflected in the net asset value of the Acquired Fund on the Closing Date, which liabilities shall be acceptable to the Acquiring Fund in its sole discretion.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Corporation contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     7.2 The Corporation shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer, in form and substance satisfactory to the Acquired Fund, to the effect that the representations and warranties of the Corporation made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

     7.3 There shall not have been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business since the date hereof other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of any indebtedness, except as otherwise disclosed to and accepted by the Acquired Fund.

     8. FURTHER CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.


     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of applicable law.

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Corporation and the Acquired Fund shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP substantially to the effect that for federal income tax purposes:

     (a) The transfer of all of the Acquired Fund assets and the assumption of certain liabilities in exchange for the Acquiring Fund Shares and the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption of certain liabilities; (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption of certain liabilities or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their shares of the Acquired Fund;
(d) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for the Acquiring Fund Shares; (e) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization; (f) The tax basis of the Acquiring Fund Shares received by each of the Acquired Fund Shareholders pursuant to the Reorganization will be the same as the tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization; (g) The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund; and (h) The holding period of the Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization).

     9. TERMINATION OF AGREEMENT.

     9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Acquired Fund or the Board of Directors of the Corporation at any time prior to the Closing Date (and notwithstanding any vote of the Acquired Fund Shareholders) if a majority of the independent board members of either board reasonably believes that continuing the transaction would have a material adverse impact on shareholders of that fund.

     9.2 If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the directors/trustees or officers of the Acquired Fund or the


Corporation or the shareholders of the Acquiring Fund or of the Acquired Fund, in respect of this Agreement.

     10. WAIVER.

     At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of Directors of the Corporation or the Board of Trustees of the Acquired Fund, if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Corporation or of the Acquired Fund, as the case may be.

     11. MISCELLANEOUS.

     11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

     11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be set forth in a later writing signed by the party to be bound thereby.

     11.3 This Agreement shall be governed and construed in accordance with the internal laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflicts of laws.

     11.4 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

     11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     11.6 An agreement has been entered into under which Federated Global Research Corp. will assume substantially all of the expenses of the reorganization including registration fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Acquired Fund Shareholders and the costs of holding the special meeting of shareholders. Penn Square Management Corporation will assume the legal fees of the Acquired Fund. The accountants' fees of the Acquired Fund will be borne equally by Federated Global and Penn Square Management Corporation.


     IN WITNESS WHEREOF, the Acquired Fund and the Acquiring Fund have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                              Acquired Fund:
Attest:                                       SCOTTISH WIDOWS INTERNATIONAL FUND

/s/ SANDRA J. HANCK                           /s/ JAMES E. JORDAN
-------------------------------------         By:
Name: Sandra J. Hanck                         -------------------------------------------
Title: Secretary                                  Name: James E. Jordan
                                                  Title: President

                                              Acquiring Fund:
                                              INTERNATIONAL SERIES, INC., on behalf of
                                              its portfolio,
                                              FEDERATED INTERNATIONAL EQUITY
Attest:                                       FUND, INC.

/s/ S. ELLIOTT COHAN                          /s/ GLEN R. JOHNSON
-------------------------------------         By:
Name: S. Elliott Cohan                        -------------------------------------------
Title: Assistant Secretary                        Name: Glen R. Johnson
                                                  Title: President


Cusip 46031P308
Cusip 46031P407
G02062-07 (4/97)



                    STATEMENT OF ADDITIONAL INFORMATION

                               APRIL 17, 1997

                        Acquisition of the Assets of
                     SCOTTISH WIDOWS INTERNATIONAL FUND
                             2650 Westview Drive
                       Wyomissing, Pennsylvania 19610
                      Telephone Number: 1-800-523-8440
      By and in exchange for Class A and Class C Shares respectively of
                     FEDERATED INTERNATIONAL EQUITY FUND
                  a portfolio of INTERNATIONAL SERIES, INC.
                          Federated Investors Tower
                     Pittsburgh, Pennsylvania 15222-3779

                      Telephone Number: 1-800-245-4770

This Statement of Additional Information dated April 17, 1997 is not a prospectus. A Prospectus/Proxy Statement dated April 17, 1997 related to the above-referenced matter may be obtained from Federated International Equity Fund, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

                             TABLE OF CONTENTS

1. Statement of Additional Information of Federated International Equity Fund, dated January 31, 1997.

2. Statement of Additional Information of Scottish Widows International Fund, dated March 15, 1996.

3. Financial Statements of Federated International Equity Fund, dated November 30, 1996.

4. Financial Statements of Scottish Widows International Fund, dated December 31, 1996.

5. Pro forma Financial Statements (unaudited) of the combined Scottish Widows International Fund, dated November 30, 1996, and Federated International Equity Fund, dated November 30, 1996.

The Statement of Additional Information of Federated International Equity Fund (the "Federated Fund"), dated January 31, 1997, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Federated Fund's Registration Statement on Form N-1A (File Nos. 2-91776 and 811-3984) which was filed with the Securities and Exchange Commission on or about January 27, 1997. A copy may be obtained, upon request and without charge, from the Federated Fund at Federated Investors Tower, Pittsburgh, PA 15222-3779; telephone number: 1-800-245-4770.

The Statement of Additional Information of Scottish Widows International Fund (the "International Fund"), dated March 15, 1996, is incorporated herein by reference to Post-Effective Amendment No. 9 to the Trust's Registration Statement on Form N-1A (File Nos. 33-35081 and 811-6019) which was filed with the Securities and Exchange Commission on or about March 21, 1996. A copy may be obtained, upon request and without charge, from the International Fund at 2650 Westview Drive, Wyomissing, Pennsylvania 19610; telephone number: 1-800-523-8440.

The audited financial statements of the Federated Fund, dated November 30, 1996, are incorporated herein by reference to the Federated Fund's Annual Report to Shareholders dated November 30, 1996, which was filed with the Securities and Exchange Commission. A copy may be obtained, upon request and without charge, from the Federated Fund at Federated Investors Tower, Pittsburgh, PA 15222-3779; telephone number: 1-800-245-4770.

The audited financial statements of the International Fund, dated December 31, 1996, are incorporated herein by reference to the International Fund's Annual Report to Shareholders dated December 31, 1996, which was filed with the Securities and Exchange Commission. A copy may be obtained, upon request and without charge, from the International Fund at 2650 Westview Drive, Wyomissing, Pennsylvania 19610; telephone number 1-800-523-8440.

Pro forma financial statements are included herein as the total net assets of the International Fund do exceed 10% of the total assets of the Federated Fund. At February 28, 1997, the total net assets of the International Fund were $21,416,820 and the total net assets of the Federated Fund were $166,153,206.

                    FEDERATED INTERNATIONAL EQUITY FUND

                     SCOTTISH WIDOWS INTERNATIONAL FUND

                      INTRODUCTION TO PROPOSED MERGER

                       NOVEMBER 30, 1996 (UNAUDITED)

The accompanying unaudited Pro Forma Combining Portfolio of Investments and Statement of Assets and Liabilities reflect the accounts of Federated International Equity Fund and Scottish Widows International Fund, collectively ("the Funds"), as of November 30, 1996. These statements have been derived from the books and records utilized in calculating daily net asset values at November 30, 1996. The accompanying unaudited Pro Forma Combining Statement of Operations reflects the accounts of Federated International Equity Fund's most recent fiscal year ended November 30, 1996, and the twelve-month period ended November 30, 1996, for Scottish Widows International Fund.

The Pro Forma statements give effect to the proposed transfer of assets from Scottish Widows International Fund Class A and Class C Shares in exchange for Class A and Class C Shares, respectively, of Federated International Equity Fund.

FEDERATED INTERNATIONAL EQUITY FUND
SCOTTISH WIDOWS INTERNATIONAL FUND
PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996 (UNAUDITED)

                   SCOTTISH
   FEDERATED        WIDOWS                                                       FEDERATED    SCOTTISH WIDOWS
 INTERNATIONAL   INTERNATIONAL   PRO FORMA                                     INTERNATIONAL    INTERNATIONAL    PRO FORMA
  EQUITY FUND        FUND         COMBINED                                      EQUITY FUND         FUND          COMBINED
                                                                                 VALUE IN         VALUE IN        VALUE IN
    SHARES          SHARES        SHARES                                       U.S. DOLLARS     U.S. DOLLARS    U.S. DOLLARS
COMMON STOCKS -- 97.0%
                                               ARGENTINA -- 0.6%
    12,015            --          12,015       Banco Frances del Rio de la
                                               Plata S.A., ADR                 $     363,454   $         --   $       363,454
    40,229            --          40,229       Compania Naviera Perez
                                               Companc S.A., Class B                 275,277             --           275,277
     7,744            --           7,744       (a) IRSA Inversiones y
                                               Representaciones S.A., GDR            240,064             --           240,064
    10,900            --          10,900       Telefonica de Argentina
                                               S.A., ADR                             277,950             --           277,950
     9,800            --           9,800       YPF Sociedad Anonima, ADR             227,850             --           227,850
                                                 Total                             1,384,595             --         1,384,595
                                               AUSTRALIA -- 1.7%
   105,000            --         105,000       (b) Commonwealth Installment
                                               Receipt Trustee Ltd.                  663,194             --           663,194
   195,000            --         195,000       Darling Park Trust                    158,717             --           158,717
    68,500            --          68,500       Lend Lease Corp., Ltd.              1,271,203             --         1,271,203
        --        62,000          62,000       (a) News Corporation                       --        330,229           330,229
     7,000            --           7,000       (a) Orogen Minerals Ltd.,
                                               GDR                                   140,910             --           140,910
        --        43,000          43,000       (a) Western Mining Limited                 --        273,154           273,154
   130,000            --         130,000       Woodside Petroleum, Ltd.              913,153             --           913,153
                                                 Total                             3,147,177        603,383         3,750,560
                                               AUSTRIA -- 0.1%
     3,400            --           3,400       Vae Eisenbahnsyst                     314,189             --           314,189
                                               BRAZIL -- 0.6%
    36,700            --          36,700       (a)(b) Elevadores Atlas               394,356             --           394,356
 1,338,000            --       1,338,000       (a) Light Participacoes S.A.          251,409             --           251,409
     8,195            --           8,195       Telecomunicacoes Brasileras,
                                               ADR                                   620,771             --           620,771
                                                 Total                             1,266,536             --         1,266,536
                                               CANADA -- 0.1%
    18,000            --          18,000       Ontario Stores, Inc.                  173,513             --           173,513
                                               CHILE -- 0.4%
     9,000            --           9,000       (a) Banco BHIF, ADR                   151,875             --           151,875
     8,000            --           8,000       (a) Banco de A. Edwards, ADR          148,000             --           148,000
     3,100            --           3,100       (a)(b) Chilectra S.A., ADR            170,500             --           170,500
     2,000            --           2,000       Compania Telecomunicacion
                                               Chile,
                                               ADR                                   190,250             --           190,250
     6,900            --           6,900       (a) Santa Isabel S.A., ADR            173,363             --           173,363
                   SCOTTISH
   FEDERATED        WIDOWS                                                       FEDERATED    SCOTTISH WIDOWS
 INTERNATIONAL   INTERNATIONAL   PRO FORMA                                     INTERNATIONAL    INTERNATIONAL    PRO FORMA
  EQUITY FUND        FUND         COMBINED                                      EQUITY FUND         FUND          COMBINED
                                                                                 VALUE IN         VALUE IN        VALUE IN
    SHARES          SHARES        SHARES                                       U.S. DOLLARS     U.S. DOLLARS    U.S. DOLLARS
COMMON STOCKS -- CONTINUED
                                               CHILE -- CONTINUED
     3,200            --           3,200       Sociedad Quimica Y Minera De
                                               Chile, ADR                      $     166,400   $         --   $       166,400
                                                 Total                             1,000,388             --         1,000,388
                                               COLOMBIA -- 0.3%
    15,500            --          15,500       Banco  Ganadero S.A., ADR             383,625             --           383,625
    17,000            --          17,000       Banco  Industrial Colombiano,
                                               ADR                                   274,125             --           274,125
                                                 Total                               657,750             --           657,750
                                               DENMARK -- 0.1%
     4,000            --           4,000       (a)(b) Inwear Group AS                181,223             --           181,223
                                               EGYPT -- 0.1%
    10,500            --          10,500       (a)(b) Suez Cement Co., GDR           168,525             --           168,525
                                               FRANCE -- 7.6%
    17,046            --          17,046       AXA                                 1,024,300             --         1,024,300
     8,300            --           8,300       Accor S.A.                          1,064,551             --         1,064,551
        --         2,273           2,273       (a) Adecco S.A.                            --        583,195           583,195
    12,600            --          12,600       Compagnie Financiere de
                                               Paribas,
                                               Class A                               865,680             --           865,680
     7,600            --           7,600       Compagnie de St. Gobain             1,092,615             --         1,092,615
    16,400            --          16,400       Credit Commerical de France           794,288             --           794,288
    12,000            --          12,000       Credit Local de France              1,086,336             --         1,086,336
    18,200            --          18,200       Etablissements Economiques du
                                               Casino Guichard-Perrachon             823,979             --           823,979
     7,000            --           7,000       Group Danon                         1,030,476             --         1,030,476
     7,000            --           7,000       Havas S.A.                            495,808             --           495,808
        --         4,000           4,000       Imetal                                     --        630,332           630,332
     6,700            --           6,700       LVMH (Moet-Hennessy)                1,698,151             --         1,698,151
    22,900            --          22,900       Lafarge-Coppee                      1,446,648             --         1,446,648
     8,200            --           8,200       Peugeot S.A.                        1,007,772             --         1,007,772
        --         1,650           1,650       (a) Pinault Printers                       --        656,823           656,823
    20,372            --          20,372       Schneider S.A.                        969,111             --           969,111
    10,633            --          10,633       Total SA-B                            850,225             --           850,225
        --         9,600           9,600       (a) Veleo                                  --        589,679           589,679
                                                 Total                            14,249,940      2,460,029        16,709,969
                                               GERMANY -- 6.6%
    32,000            --          32,000       BASF AG                             1,183,590             --         1,183,590
    30,000        18,000          48,000       (a) Bayer AG                        1,207,139        723,697         1,930,836
    49,500            --          49,500       (a) Commerzbank AG
                                               Frankfurt ,                         1,216,501             --         1,216,501
    20,000            --          20,000       Daimler Benz AG                     1,306,157             --         1,306,157
    21,400            --         21,400        Deutsche Bank, AG                   1,019,843             --         1,019,843
     5,000            --           5,000       (a) Henkel KGAA                       243,807             --           243,807
     2,200            --           2,200       Linde AG                            1,335,934             --         1,335,934
                   SCOTTISH
   FEDERATED        WIDOWS                                                       FEDERATED    SCOTTISH WIDOWS
 INTERNATIONAL   INTERNATIONAL   PRO FORMA                                     INTERNATIONAL    INTERNATIONAL    PRO FORMA
  EQUITY FUND        FUND         COMBINED                                      EQUITY FUND         FUND          COMBINED
                                                                                 VALUE IN         VALUE IN        VALUE IN
    SHARES          SHARES        SHARES                                       U.S. DOLLARS     U.S. DOLLARS    U.S. DOLLARS
COMMON STOCKS -- CONTINUED
                                               GERMANY -- CONTINUED
     2,800         1,490           4,290       Mannesmann AG                   $   1,167,804   $    620,387   $    1,788,191
    17,700            --          17,700       Schwarz Pharma AG                   1,317,632             --        1,317,632
        --         5,000           5,000       (a) SGL Carbon                             --        618,044          618,044
    30,000            --          30,000       Siemens AG                          1,445,290             --        1,445,290
    19,700            --          19,700       Veba AG                             1,152,080             --        1,152,080
                                                 Total                            12,595,777      1,962,128       14,557,905
                                               HONG KONG -- 6.9%
 2,070,000            --       2,070,000       Aeon Credit Service                   696,068             --          696,068
 1,119,000            --       1,119,000       Amoy Properties Ltd.                1,563,011             --        1,563,011
        --       117,000         117,000       (a) Asia Satelite                          --        300,367          300,367
   363,000            --         363,000       (a) Cheung Kong                       882,618             --          882,618
    87,000            --          87,000       Cheung Kong                           765,132             --          765,132
   152,600            --         152,600       (a)(b) China Resources
                                               Bejing                                   ,734             --           94,734
        --        65,000          65,000       (a) Citic Pacific Ltd.                     --        338,785          338,785
    71,014        18,395          89,409       HSBC Holdings PLC                   1,478,693        383,029        1,861,722
 1,159,000            --       1,159,000       Henderson Investment Ltd.           1,409,027             --        1,409,027
   388,000            --         388,000       Hong Kong Telecom                     672,426             --          672,426
   146,000            --         146,000       Hutchison Whampoa                   1,128,233             --        1,128,233
   123,000            --         123,000       New World Development Co.
                                               Ltd.                                  831,189             --          831,189
 1,414,000            --       1,414,000       Oriental Press Group                  795,512             --          795,512
   600,000       182,000         782,000       (a) Peregrine Investment            1,109,674        336,599        1,446,273
        --        18,200          18,200       (a) Peregrine Investment,
                                               Warrants                                   --          6,002            6,002
   132,000            --         132,000       Sun Hung Kai Properties             1,638,903             --        1,638,903
   549,500            --         549,500       (a) Winsor Property Holdings
                                               Ltd.                                  827,946             --          827,946
                                                 Total                            13,893,166      1,364,782       15,257,948
                                               INDIA -- 1.1%
    73,200            --          73,200       (a)(b) Crompton Greaves
                                               Ltd., GDR                             237,900             --          237,900
    30,000            --          30,000       (a) Hindalco Industries
                                               Ltd., GDR                             612,000             --          612,000
    40,000            --          40,000       (a)(b) Larsen & Toubro Ltd.,
                                               GDR                                   580,000             --          580,000
    63,800            --          63,800       (a)(b) Mahindra and
                                               Mahindra, GDR                         669,900             --          669,900
    34,200            --          34,200       (a)(b) Steel Authority of
                                               India, GDR                            290,700             --          290,700
                                                 Total                             2,390,500             --        2,390,500
                                               INDONESIA -- 1.4%
   552,500            --         552,500       (a) PT Bank Negara Indonesia          276,839             --          276,839
   360,000            --         360,000       Citra Marga Nusaphala
                                               Persada                               303,198             --          303,198
    95,500            --          95,500       Gudang Garam                          406,231             --          406,231
        --        58,000         58,000        (a) Hanjaya Mandala
                                               Sampoerna                                  --        295,261          295,261
   168,000            --         168,000       Modern Photo Film Co.                 420,896             --          420,896
   112,000            --         112,000       Semen Gresik                          341,493             --          341,493
   360,667            --         360,667       Steady Safe                           422,957             --          422,957
                   SCOTTISH
   FEDERATED        WIDOWS                                                       FEDERATED    SCOTTISH WIDOWS
 INTERNATIONAL   INTERNATIONAL   PRO FORMA                                     INTERNATIONAL    INTERNATIONAL    PRO FORMA
  EQUITY FUND        FUND         COMBINED                                      EQUITY FUND         FUND          COMBINED
                                                                                 VALUE IN         VALUE IN        VALUE IN
    SHARES          SHARES        SHARES                                       U.S. DOLLARS     U.S. DOLLARS    U.S. DOLLARS
COMMON STOCKS -- CONTINUED
                                               INDONESIA -- CONTINUED
   409,060            --         409,060       Pab K Tjiwi Kimia               $     392,488   $         --   $      392,488
   170,000            --         170,000       Tambang Timah                         268,230             --          268,230
                                                 Total                             2,832,332        295,261        3,127,593
                                               ISRAEL -- 0.1%
     8,100            --           8,100       (a) Memco Software, Ltd.              154,913             --          154,913
                                               ITALY -- 2.2%
   150,000            --         150,000       Bca Pop Di Milano                     766,846             --          766,846
   128,000            --         128,000       Burgo (Cartiere) SPA                  612,157             --          612,157
   171,000            --         171,000       Eni Spa                               900,148             --          900,148
    96,000            --          96,000       Imi                                   806,465             --          806,465
     5,000            --           5,000       (a) La Rinascente SPA,
                                               Warrants                                2,342             --            2,342
   500,000            --         500,000       Telecom Italia Mobile               1,175,830             --        1,175,830
   103,000            --         103,000       (a) Unicem SPA                        695,069             --          695,069
                                                 Total                             4,958,857             --        4,958,857
                                               JAPAN -- 23.7%
   175,000            --         175,000       Amada Co.                           1,462,687             --        1,462,687
     3,200            --           3,200       Asahi Broadcasting Corp.              351,185             --          351,185
    40,000            --          40,000       Canare Electric Co. Ltd.              842,845             --          842,845
   232,000            --         232,000       Casio Computer Co.                  1,882,072             --        1,882,072
       250            --             250       DDI Corp.                           1,788,850             --        1,788,850
   113,000            --         113,000       Dai Nippon Printing Co. Ltd.        2,063,565             --        2,063,565
   145,200            --         145,200       Daito Trust Construction            1,899,456             --        1,899,456
    62,000            --          62,000       Fuji Photo Film                     1,943,284             --        1,943,284
   100,000            --         100,000       Hitachi Maxell                      2,063,213             --        2,063,213
        --        16,000          16,000       (a) Ines                                   --        255,877          255,877
   175,000            --         175,000       JGC Corp.                           1,613,257             --        1,613,257
     4,000            --           4,000       Japan Cash Machine Co. Ltd.            71,291             --           71,291
    85,000            --          85,000       Japan Radio Co.                     1,037,313             --        1,037,313
       270            20             290       (a)(b) Japan Tobacco, Inc.          1,922,476        142,525        2,065,001
    80,000            --          80,000       Konami Co.                          2,732,221             --        2,732,221
        --        40,000          40,000       Kurimoto Iron Works                        --        376,084          376,084
    12,000            --          12,000       (a) Meiwa Estate                      349,781             --          349,781
   250,000            --         250,000       Minolta Co.                         1,573,749             --        1,573,749
   250,000        74,000         324,000       Mitsubishi Heavy Industries
                                               Ltd.                                2,041,264        604,721        2,645,985
        --        15,000          15,000       Murata Manufacturing
                                               Company                                    --        512,721          512,721
    25,000            --          25,000       Nintendo Corp. Ltd.                 1,766,901             --        1,766,901
    80,000        29,000         109,000       (a) Nippon Comsys Corp.               997,366        361,849        1,359,215
        --        88,000          88,000       Nissan Motor Company                       --        625,564          625,564
    82,000            --          82,000       Pioneer Electronic Corp.            1,763,828             --        1,763,828
    30,000            --          30,000       Promise Co. Ltd.                    1,501,317             --        1,501,317
                   SCOTTISH
   FEDERATED        WIDOWS                                                       FEDERATED    SCOTTISH WIDOWS
 INTERNATIONAL   INTERNATIONAL   PRO FORMA                                     INTERNATIONAL    INTERNATIONAL    PRO FORMA
  EQUITY FUND        FUND         COMBINED                                      EQUITY FUND         FUND          COMBINED
                                                                                 VALUE IN         VALUE IN        VALUE IN
    SHARES          SHARES        SHARES                                       U.S. DOLLARS     U.S. DOLLARS    U.S. DOLLARS
COMMON STOCKS -- CONTINUED
                                               JAPAN -- CONTINUED
        --         7,000           7,000       Rohm Company                    $          --   $    430,563   $      430,563
    70,000            --          70,000       Sankyo Co.                          1,874,451             --        1,874,451
        --         8,700           8,700       Sanyo Shinpan Finance
                                               Company                                    --        547,360          547,360
   110,000            --         110,000       Shiseido Co.                        1,323,090             --        1,323,090
    80,000        40,000         120,000       (a) Shochiku Co.                      744,513        372,569        1,117,082
    30,000            --          30,000       Sony Corp.                          1,920,105             --        1,920,105
        --        94,000          94,000       Sumitomo Realty &
                                               Development                                --        652,523          652,523
   141,000        51,000         192,000       Sumitomo Trust & Banking            1,559,789        564,653        2,124,442
    86,000            --          86,000       Taisho Pharmaceutical Co.           1,917,823             --        1,917,823
    88,000            --          88,000       Takashimaya Co.                     1,174,364             --        1,174,364
   165,000            --         165,000       Tokio Marine and Fire
                                               Insurance Co.                       1,825,285             --        1,825,285
   350,000            --         350,000       (a) Tokyo Tatemono Co., Ltd.        1,604,038             --        1,604,038
   150,000            --         150,000       Tsubakimoto Chain                     883,670             --          883,670
        --        70,000          70,000       Yamaichi Securities                        --        369,669          369,669
                                                 Total                            46,495,049      5,816,678       52,311,727
                                               KOREA -- 0.9%
    10,000            --          10,000       Dongkuk Steel Mill                    194,222             --          194,222
     7,300            --           7,300       Hankuk Paper Manufacturing
                                               Co.                                   165,559             --          165,559
    58,000            --          58,000       Korea Exchange Bank                   545,751             --          545,751
    84,650            --          84,650       (a) Korea Mobile Telecomm
                                               Corp., ADR                          1,100,450             --        1,100,450
        50            --              50       Samsung Electronics Co.                 3,607             --            3,607
       166            --             166       Samsung Electronics Co.                12,276             --           12,276
         4            --               4       (a)(b) Samsung Electronics
                                               Co., GDR                                    0             --                0
        15            --              15       (a)(b) Samsung Electronics
                                               Co., GDR                                  754             --              754
     2,740            --           2,740       Shinhan Bank                           48,391             --           48,391
                                                 Total                             2,071,010             --        2,071,010
                                               MALAYSIA -- 2.5%
    29,000            --         429,000       Eastern and Oriental                  933,715             --          933,715
    84,000            --          84,000       Malayan Banking                       831,025             --          831,025
    90,000            --         590,000       Malaysian Industrial
                                               Development                         1,214,088             --        1,214,088
   222,000            --         222,000       Malaysian Pacific Industries          904,867             --          904,867
   192,000            --         192,000       Metacorp                              592,639             --          592,639
   138,000            --         138,000       UMW Holdings                          655,322             --          655,322
        --        40,000          40,000       (a) United Engineers                       --        362,409          362,409
                                                 Total                             5,131,656        362,409        5,494,065
                  SCOTTISH
   FEDERATED        WIDOWS                                                       FEDERATED    SCOTTISH WIDOWS
 INTERNATIONAL   INTERNATIONAL   PRO FORMA                                     INTERNATIONAL    INTERNATIONAL    PRO FORMA
  EQUITY FUND        FUND         COMBINED                                      EQUITY FUND         FUND          COMBINED
                                                                                 VALUE IN         VALUE IN        VALUE IN
    SHARES          SHARES        SHARES                                       U.S. DOLLARS     U.S. DOLLARS    U.S. DOLLARS
COMMON STOCKS -- CONTINUED
                                               MEXICO -- 1.7%
    16,950            --          16,950       (a)(b) Acer, Inc., ADR          $     305,100   $         --   $      305,100
    44,700            --          44,700       (a) Cemex S.A., Class B, ADR          322,678             --          322,678
   268,000            --         268,000       (a) Cifra SA de CV, Class B           369,702             --          369,702
    28,400            --          28,400       (a) Empresas ICA Sociedad
                                               Controladora S.A., ADR                408,250             --          408,250
   211,000            --         211,000       Fomento Economico Mexicano,
                                               S.A. de C.V., Class B                 720,990             --          720,990
   205,000            --         205,000       (a) Grupo Corvi S.A., Class
                                               UBL                                   171,548             --          171,548
    42,800            --          42,800       (a)(b) Grupo Financiero
                                               Bancomer,
                                               S.A. de C.V., Class B, ADR            344,797             --          344,797
     8,600            --           8,600       Pan American Beverage, Class
                                               A                                     402,050             --          402,050
    10,900            --          10,900       Telefonos de Mexico, Class
                                               L, ADR                                331,088             --          331,088
    29,500            --          29,500       (a) Tubos de Acero de Mexico
                                               S.A., ADR                             401,938             --          401,938
                                                 Total                             3,778,141             --        3,778,141
                                               NETHERLANDS -- 3.2%
    15,000            --          15,000       ABN-Amro Hldgs. N.V.                  971,699             --          971,699
    22,800            --          22,800       (a) ASM Lithography Holding
                                               N.V.                                1,003,607             --        1,003,607
    24,000            --          24,000       Boskalis Westminster                  476,019             --          476,019
        --        41,000          41,000       (a) Elsevier N.V.                          --        698,955          698,955
    32,300        19,292          51,592       ING Groep, N.V.                     1,131,427        675,666        1,807,093
     2,400            --           2,400       Koninklijke Frans Maas Groep
                                               N.V.                                   97,152             --           97,152
        --        21,000          21,000       (a) Philips Electronics                    --        848,731          848,731
     9,002            --           9,002       Wolters Kluwer N.V.                 1,177,261             --        1,177,261
                                                 Total                             4,857,165      2,223,352        7,080,517
                                               NEW ZEALAND -- 0.4%
   210,000            --         210,000       Air New Zealand Ltd., Class
                                               B                                     552,631             --          552,631
   100,000            --         100,000       Fletcher Challenge Building           280,939             --          280,939
                                                 Total                               833,570             --          833,570
                                               NORWAY -- 0.4%
    51,000            --          51,000       (a) Elkem A/S, Class A                794,640             --          794,640
                                               PAKISTAN -- 0.2%
   230,000            --         230,000       Faysal Bank                           137,725             --          137,725
    12,000            --          12,000       (a) Hub Power Co., GDR                258,000             --          258,000
    90,000            --          90,000       (a) PEL Appliances Ltd.                78,593             --           78,593
                                                 Total                               474,318             --          474,318
                                               PHILIPPINES -- 0.9%
 1,700,000            --       1,700,000       (a) Belle Corp.                       452,712             --          452,712
   911,552            --         911,552       Davao Union Cement Corp.,
                                               Class B                               298,232             --          298,232
 1,344,900            --       1,344,900       (a) Filinvest Land, Inc.              475,826             --          475,826
        --       133,800         133,800       First Philippine Holdings                  --        282,504          282,504
                                               Corp.
                  SCOTTISH
   FEDERATED        WIDOWS                                                       FEDERATED    SCOTTISH WIDOWS
 INTERNATIONAL   INTERNATIONAL   PRO FORMA                                     INTERNATIONAL    INTERNATIONAL    PRO FORMA
  EQUITY FUND        FUND         COMBINED                                      EQUITY FUND         FUND          COMBINED
                                                                                 VALUE IN         VALUE IN        VALUE IN
    SHARES          SHARES        SHARES                                       U.S. DOLLARS     U.S. DOLLARS    U.S. DOLLARS
COMMON STOCKS -- CONTINUED
                                               PHILIPPINES -- CONTINUED
    30,200            --          30,200       Philippine Commercial
                                               International Bank              $     402,115   $         --   $      402,115
                                                 Total                             1,628,885        282,504        1,911,389
                                               SINGAPORE -- 2.3%
   172,000            --         172,000       Hong Leong Finance Ltd.               596,021             --          596,021
        --            46              46       (a) OCBC Foreign                           --            558              558
 1,178,300            --       1,178,300       Roly International Holdings           777,678             --          777,678
   144,000            --         144,000       Sembawang Corp. Ltd.                  780,321             --          780,321
    31,000            --          31,000       Singapore Press Holdings
                                               Ltd.                                  585,740             --          585,740
   184,000            --         184,000       Straits Steamship Land Ltd.           587,750             --          587,750
    69,750            --          69,750       (a) Straits Steamship Land
                                               Ltd., Warrants                         78,080             --          78,080
   100,000            --         100,000       United Overseas Bank Ltd.           1,062,389             --        1,062,389
   220,000            --         220,000       Wing Tai Holdings, Ltd.               602,353             --          602,353
                                                 Total                             5,070,332            558        5,070,890
                                               SPAIN -- 3.0%
     6,500            --           6,500       (a) ABENGOA S.A.                      225,548             --          225,548
    13,000            --          13,000       Corp Mapfre S.A.                      687,432             --          687,432
    14,500            --          14,500       Empresa Nac De Electridad             979,427             --          979,427
    10,500            --          10,500       Fomento de Construcciones y
                                               Contratas S.A.                        887,564             --          887,564
    79,000            --          79,000       Iberdrola S.A.                        911,726             --          911,726
    28,000            --          28,000       Repsol S.A.                          1,036,437             --       1,036,437
    42,000            --          42,000       Telefonica de Espana                  920,797             --          920,797
     8,800            --           8,800       Zardoya-Otis S.A.                     937,471             --          937,471
                                                 Total                             6,586,402             --        6,586,402
                                               SWEDEN -- 1.7%
    25,000            --          25,000       (a) Biacore International AB          397,396             --          397,396
        --        16,640          16,640       (a) Ericsson (LM) Telephone                --        513,138          513,138
        --        11,400          11,400       (a) Pharmacia & Upjohn                     --        439,011          439,011
        --        25,500          25,500       (a) Sandvik AB                             --        629,266          629,266
     1,750            --           1,750       (a) Scala International AB            153,747             --          153,747
   121,000            --         121,000       Stora Kopparbergs, Class A          1,657,633             --        1,657,633
                                                 Total                             2,208,776      1,581,415        3,790,191
                                               SWITZERLAND -- 5.1%
       740            --             740       ABB AG                                925,923             --          925,923
     9,400            --           9,400       CS Holding AG                       1,000,575             --        1,000,575
     1,215           625           1,840       (a) Ciba-Giegy AG                   1,503,487        774,095        2,277,582
       820            --             820       Nestle S.A.                           890,142             --          890,142
    10,000            --          10,000       (a) Oerlikon-Buhrle Holding
                                               AG                                  1,031,837             --        1,031,837
       195           100             295       Roche Holding AG                    1,498,964        769,392        2,268,356
                   SCOTTISH
   FEDERATED        WIDOWS                                                       FEDERATED    SCOTTISH WIDOWS
 INTERNATIONAL   INTERNATIONAL   PRO FORMA                                     INTERNATIONAL    INTERNATIONAL    PRO FORMA
  EQUITY FUND        FUND         COMBINED                                      EQUITY FUND         FUND          COMBINED
                                                                                 VALUE IN         VALUE IN        VALUE IN
    SHARES          SHARES        SHARES                                       U.S. DOLLARS     U.S. DOLLARS    U.S. DOLLARS
COMMON STOCKS -- CONTINUED
                                               SWITZERLAND -- CONTINUED
       950            --             950       Sandoz AG                       $   1,104,872   $         --   $    1,104,872
     1,500            --           1,500       Sulzer AG                             863,061             --          863,061
     3,200            --           3,200       Zurich
                                               Versicherungsgesellschaft             908,324             --          908,324
                                                 Total                             9,727,185      1,543,487       11,270,672
                                               THAILAND -- 1.0%
        --        45,000          45,000       Bangkok Bank                               --        359,424          359,424
   214,100            --         214,100       Industrial Finance
                                               Corporation of Thailand               674,812             --          674,812
    78,900            --          78,900       Krung Thai Bank PLC                   225,512             --          225,512
    34,300            --          34,300       PTT Exploration and
                                               Production Public Co.                 504,955             --          504,955
   380,000            --         380,000       Siam City Bank                        446,350             --          446,350
                                                 Total                             1,851,629        359,424        2,211,053
                                               UNITED KINGDOM -- 20.0%
        --        10,000          10,000       (a) AMERSHAW International                 --        183,991          183,991
   275,000            --         275,000       Asda Group                            547,873             --          547,873
    40,000            --          40,000       (a) Atlantic Telecom Group
                                               PLC                                    82,717             --           82,717
   100,000            --         100,000       BAA                                   823,806             --          823,806
   236,000            --         236,000       BTR PLC                               948,285             --          948,285
    60,766            --          60,766       Barclays PLC                        1,045,118             --        1,045,118
    50,724            --          50,724       Boc Group PLC                         755,573             --          755,573
    80,000            --          80,000       Boots Co. PLC                         852,724             --          852,724
    54,323        26,000          80,323       (a) British Aerospace               1,056,691        505,905        1,562,596
    86,765            --          86,765       British Petroleum Co. PLC           1,003,239             --        1,003,239
   222,495            --         222,495       Bunzl PLC                             830,430             --          830,430
    85,822            --          85,822       Cadbury Schweppes PLC                 738,029             --          738,029
   190,000            --         190,000       Caradon PLC                           761,853             --          761,853
   100,000            --         100,000       Carlton Communications PLC            845,662             --          845,662
    70,000            --          70,000       Chubb Security                        403,665             --          403,665
   103,600            --         103,600       Compass Group                       1,056,379             --        1,056,379
   190,000            --         190,000       Cookson Group                         721,923             --          721,923
    63,500            --          63,500       Cowie Group PLC                       422,764             --          422,764
   152,757            --         152,757       David S. Smith (Holdings)
                                               PLC                                   810,270             --          810,270
   164,550            --         164,550       Delta                               1,005,614             --        1,005,614
        --       123,000         123,000       (a) Dewhirst Group                         --        388,553          388,553
    64,937            --          64,937       EMI Group PLC                       1,500,058             --        1,500,058
    16,500            --          16,500       (a) Eidos PLC                         233,020             --          233,020
   300,000            --         300,000       FKI PLC                             1,086,920             --        1,086,920
        --        37,000          37,000       (a) Farnell Electronics                    --        442,658          442,658
    59,400            --          59,400       General Accident                      731,515             --          731,515
   126,000            --         126,000       General Electric Co. PLC              789,089             --          789,089
                   SCOTTISH
   FEDERATED        WIDOWS                                                       FEDERATED    SCOTTISH WIDOWS
 INTERNATIONAL   INTERNATIONAL   PRO FORMA                                     INTERNATIONAL    INTERNATIONAL    PRO FORMA
  EQUITY FUND        FUND         COMBINED                                      EQUITY FUND         FUND          COMBINED
                                                                                 VALUE IN         VALUE IN        VALUE IN
    SHARES          SHARES        SHARES                                       U.S. DOLLARS     U.S. DOLLARS    U.S. DOLLARS
COMMON STOCKS -- CONTINUED
                                               UNITED KINGDOM -- CONTINUED
    56,000            --          56,000       Glaxo Wellcome PLC              $     921,015   $         --   $      921,015
        --        37,000          37,000       Granada Group                              --        538,402          538,402
   114,448            --         114,448       Grand Metropolitan PLC                893,764             --          893,764
   158,052            --         158,052       Guardian Royal Ex                     712,140             --          712,140
    52,000            --          52,000       Imperial Chemical
                                               Industries, PLC                       674,479             --          674,479
   180,000            --         180,000       Inchcape PLC                          815,568             --          815,568
   166,393            --         166,393       Ladbroke Group PLC                    573,481             --          573,481
        --        31,500          31,500       Laporte PLC                                --        362,037          362,037
        --        58,438          58,438       Lloyds TSB Group                           --        404,557          404,557
        --        66,000          66,000       (a) Low & Bonar                            --        470,215          470,215
   120,000            --         120,000       Marks & Spencer PLC                 1,020,847             --        1,020,847
   277,000            --         277,000       Mirror Group PLC                    1,071,116             --        1,071,116
    78,500            --          78,500       National Power Co. PLC                608,415             --          608,415
    95,000            --          95,000       Pearson                             1,173,924             --        1,173,924
    50,000            --          50,000       Peninsular & Oriental Steam
                                               Navigation Co.                        497,236             --          497,236
    65,000            --          65,000       Powergen PLC                          633,827             --          633,827
    72,000            --          72,000       Premier Farnell PLC                   861,870             --          861,870
    41,614            --          41,614       RTZ Corp. PLC                         699,630             --          699,630
   100,000            --         100,000       Rank Group PLC                        731,338             --          731,338
    85,500            --          85,500       Reckitt & Colman PLC                1,007,658             --        1,007,658
    57,000            --          57,000       Reed International PLC              1,104,447             --        1,104,447
   500,000            --         500,000       Rugby Group PLC                       806,994             --          806,994
    86,000            --          86,000       Safeway PLC                           563,887             --          563,887
   330,000            --         330,000       Sedgwick Group PLC                    696,284             --          696,284
    66,000            --          66,000       Siebe PLC                           1,053,581             --        1,053,581
   114,000            --         114,000       Smith, W.H. Group PLC                 810,726             --          810,726
    66,344            --          66,344       Smithkline Beecham Corp.              914,635             --          914,635
        --       119,000         119,000       (a) Storehouse                             --        520,885          520,885
    74,000            --          74,000       (a) Thorn PLC                         343,376             --          343,376
   235,000            --         235,000       Tomkins PLC                           981,801             --          981,801
    37,000            --          37,000       Zeneca Group                        1,020,175             --        1,020,175
                                                 Total                            40,245,431      3,817,203       44,062,634
                                               UNITED STATES -- 0.1%
        --        22,000          22,000       (a) ICICI-Industrial Credit
                                               & Investment Corp.                         --        177,375          177,375
                                               TOTAL COMMON STOCKS
                                               (IDENTIFIED COST $193,143,961)    191,123,570     22,849,988      213,973,558
                   SCOTTISH
   FEDERATED        WIDOWS                                                       FEDERATED    SCOTTISH WIDOWS
 INTERNATIONAL   INTERNATIONAL   PRO FORMA                                     INTERNATIONAL    INTERNATIONAL    PRO FORMA
  EQUITY FUND        FUND         COMBINED                                      EQUITY FUND         FUND          COMBINED
   FOREIGN         FOREIGN        FOREIGN
   CURRENCY        CURRENCY      CURRENCY
     PAR             PAR            PAR
    AMOUNT          AMOUNT         AMOUNT
 OR SHARES        OR SHARES       OR SHARES
 OR PRINCIPAL    OR PRINCIPAL    OR PRINCIPAL                                     VALUE IN        VALUE IN        VALUE IN
   AMOUNT          AMOUNT          AMOUNT                                       U.S. DOLLARS    U.S. DOLLARS    U.S. DOLLARS
CORPORATE BONDS -- 0.2%
                                               JAPAN -- 0.2%
53,000,000            --      53,000,000       (b) Sumitomo Bank Ltd., Osaka,
                                               Conv. Bond, 0.75%, 5/31/2001
                                               (IDENTIFIED COST $486,551)      $     505,454   $         --   $      505,454
PREFERRED STOCKS -- 3.4%
                                               AUSTRALIA -- 0.5%
   233,000            --         233,000       News Corp., Ltd., Pfd.              1,024,093             --        1,024,093
                                               BRAZIL -- 1.7%
 1,577,000            --       1,577,000       Banco Itau S.A., Preference           618,282             --          618,282
 1,800,000            --       1,800,000       Centrais Eletricas Brasileiras,
                                               Preference, Series B                  590,707             --          590,707
    29,200            --          29,200       (a) Cofap-Cia Fab Peca,
                                               Preference                            238,858             --          238,858
 4,220,000            --       4,220,000       (a) Petroleo Brasileiro
                                               S.A., Preference                      580,097             --          580,097
   250,000            --         250,000       Sider Paulista (Cos.)                 227,493             --          227,493
 3,230,000            --       3,230,000       (a) Telecomunicacoes de Sao
                                               Paulo S.A., Preference                572,207             --          572,207
27,400,000            --      27,400,000       (a) Uniao de Bancos
                                               Brasileir, Pfd.                       767,624             --          767,624
47,900,000            --     247,900,000       (a) Usinas Siderurgicas de
                                               Minas Gerais, Pfd.                    247,180             --          247,180
                                                 Total                             3,842,448             --        3,842,448
                                               GERMANY -- 0.5%
    20,000            --          20,000       Henkel KGAA, Pfd.                     996,034             --          996,034
                                               JAPAN -- 0.7%
        27            --              27       (b) Sakura Finance
                                               (Bermuda), Conv. Pfd.               1,534,466             --        1,534,466
                                               TOTAL PREFERRED STOCKS
                                               (IDENTIFIED COST $6,237,930)        7,397,041             --        7,397,041
(C) REPURCHASE AGREEMENT -- 1.1%
$2,350,000            --      $2,350,000       BT Securities
                                               Corporation, 5.72%,
                                               dated 11/29/1996, due
                                               12/2/1996
                                               (AT AMORTIZED COST)                 2,350,000             --        2,350,000
                                               TOTAL INVESTMENTS
                                               (IDENTIFIED COST
                                               $202,218,442)(D)                $ 201,376,065   $ 22,849,988   $  224,226,053


(a) Non-income producing security.
(b) Denotes a restricted security which is subject to restrictions on resale under Federal securities laws. At November 30, 1996, these securities amounted to $8,206,604 which represents 3.7% of net assets.
(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.
(d) The cost of investments for federal tax purposes amounts to tax basis amounts to $21,819,252 which is comprised of $27,465,513 appreciation and $5,646,261 depreciation at November 30, 1996.

Note: The categories of investments are shown as a percentage of net assets
      ($220,682,937) at November 30, 1996.

The following acronym(s) are used throughout this portfolio:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
PLC -- Public Limited Company

(See Notes to Pro Forma Financial Statements)

                    FEDERATED INTERNATIONAL EQUITY FUND

                     SCOTTISH WIDOWS INTERNATIONAL FUND

          PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES

                       NOVEMBER 30, 1996 (UNAUDITED)

                                                           SCOTTISH
                                          FEDERATED         WIDOWS
                                        INTERNATIONAL    INTERNATIONAL        PRO FORMA         PRO FORMA
                                         EQUITY FUND         FUND             ADJUSTMENT         COMBINED
 ASSETS:
 Investments in securities, at value   $ 201,376,065    $    22,849,988               --     $ 224,226,053
 Cash                                        396,020            708,043               --         1,104,063
 Cash denominated in foreign currency          4,535            173,668                            178,203
 Receivables for:
  Investments sold                         3,170,635            992,424               --         4,163,059
  Shares sold                                502,108                455               --           502,563
  Income                                     550,968             27,707               --           578,675
  Tax refund                                                     52,311                             52,311
 Other                                                           22,412                             22,412
   Total assets                          206,000,331         24,827,008               --       230,827,339
 LIABILITIES:
 Payables for/to:
  Shares redeemed                            277,960             21,188               --           299,148
  Investments purchased                    8,243,946          1,340,173               --         9,584,119
  Taxes withheld                              35,885                 --               --            35,885
  Net payable for foreign exchange
  contracts                                   11,278                 --                             11,278
  Accrued expenses and other                 206,926              7,046               --           213,972
  liabilities
   Total liabilities                       8,775,995          1,368,407               --        10,144,402
 TOTAL NET ASSETS                      $ 197,224,336    $    23,458,601               --     $ 220,682,937
 NET ASSETS CONSIST OF:
 Paid in capital                       $ 174,869,114    $    17,710,129               --     $ 192,579,243
 Net unrealized appreciation of
 investments                              18,212,892          3,794,235               --        22,007,127
 Accumulated net realized gain (loss)
 on investments                            4,166,725          1,892,014               --         6,058,739
 Undistributed (Distributions in
 excess
 of) net investment income                  (24,395)             62,223               --            37,828
 TOTAL NET ASSETS                      $ 197,224,336    $    23,458,601    $                 $ 220,682,937
 Class A Shares                        $ 172,937,556    $    23,234,537    $                 $ 196,172,093
 Class B Shares                        $  16,707,131    $            --    $          --     $  16,707,131
 Class C Shares                        $   7,579,649    $       224,064    $          --     $   7,803,713
 SHARES OUTSTANDING
 Class A Shares                            9,982,601          1,733,150        (391,966)     (a)11,323,785
 Class B Shares                              980,572                 --               --           980,572
 Class C Shares                              449,814             16,841          (3,544)     (a)   463,111
 TOTAL SHARES OUTSTANDING                 11,412,987          1,749,991        (395,510)        12,767,468
                                                           SCOTTISH
                                          FEDERATED         WIDOWS
                                        INTERNATIONAL    INTERNATIONAL        PRO FORMA         PRO FORMA
                                         EQUITY FUND         FUND             ADJUSTMENT         COMBINED
 NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share             $       17.32    $         13.41                      $       17.32
 Offering Price Per Share              $       18.33*   $         14.08***                   $       18.33
 Redemption Proceeds Per Share         $       17.32    $         13.41                      $       17.32
 CLASS B SHARES:
 Net Asset Value Per Share             $       17.04    $           N/A                      $       17.04
 Offering Price Per Share              $       17.04    $           N/A                      $       17.04
 Redemption Proceeds Per Share         $       16.10**  $           N/A                      $       16.10
 CLASS C SHARES:
 Net Asset Value Per Share             $       16.85    $         13.30                      $       16.85
 Offering Price Per Share              $       16.85    $         13.30                      $       16.85
 Redemption Proceeds Per Share         $       16.68**  $         13.17****                  $       16.68
 TOTAL INVESTMENTS, AT IDENTIFIED COST $ 183,164,318    $    19,054,124                      $ 202,218,442


(a) Adjustment to reflect share balance as a result of the combination, based on the proforma exchange ratios of 0.7738418487 for Scottish Widows International Fund Class A Shares and 0.7895611900 for Scottish Widows International Fund Class C Shares.

* See "How to Purchase Shares" in the Federated International Equity Fund Prospectus, as of January 31, 1997.

** See "Contingent Deferred Sales Charge" in the Federated International
  Equity Fund Prospectus, as of January 31, 1997.

*** See "How to Buy Shares" in the Scottish Widows International Fund
    Prospectus, as of March 15, 1996.

**** See "How to Redeem Shares" in the Scottish Widows International Fund
     Prospectus, as of March 15, 1996.

(See Notes to Pro Forma Financial Statements)

                    FEDERATED INTERNATIONAL EQUITY FUND

                     SCOTTISH WIDOWS INTERNATIONAL FUND

                PRO FORMA COMBINING STATEMENT OF OPERATIONS

              FOR THE YEAR ENDED NOVEMBER 30, 1996 (UNAUDITED)

                                                   FEDERATED        SCOTTISH
                                                  INTERNATIONAL      WIDOWS
                                                     EQUITY      INTERNATIONAL     PRO FORMA     PRO FORMA
                                                      FUND            FUND        ADJUSTMENTS     COMBINED

 INVESTMENT INCOME:
 Dividends                                           $ 3,539,771    $  411,295    $     --    $  3,951,066
 Interest                                                127,931        18,815          --         146,746
 Total Investment Income                               3,667,702       430,110          --       4,097,812
 EXPENSES:
 Investment advisory                                   2,004,435       206,623      99,485    (a)2,310,543
 Administrative personnel and services fee             185,000              --          --    (b)  185,000
 Custodian fees                                          341,587        34,914      (8,396)   (c)  368,105
 Transfer and dividend disbursing agent fees and         306,158        43,238     (19,295)   (d)  330,101
 expenses
 Directors'/Trustees' fees                                 6,877         27,914    (26,791)   (e)    8,000
 Legal and auditing fees                                  68,931        35,561     (32,992)   (f)   71,500
 Portfolio accounting fees                                91,853            --        8,168   (g)  100,021
 Distribution services fee -- Class A Shares                  --        62,989     (62,989)   (h)       --
 Distribution services fee -- Class B Shares              92,608            --          --          92,608
 Distribution services fee -- Class C Shares              58,555           910        (565)   (i)   58,900
 Shareholder services fee -- Class A Shares              450,721            --      29,918    (j)  480,639
 Shareholder services fee -- Class B Shares               30,869            --          --          30,869
 Shareholder services fee -- Class C Shares               19,518           305        (188)   (j)   19,635
 Share registration costs                                 39,419        15,296     (12,087)   (k)   42,628
 Printing and postage                                     56,268         9,318      (7,086)   (l)   58,500
 Insurance premiums and miscellaneous                     11,556         9,572      (8,627)   (m)   12,501
 Taxes                                                    60,641            --       1,359    (n)   62,000
  Total expenses                                       3,824,996       446,640     (40,086)      4,231,550
 Deduct --
  Waiver of shareholder services fee -- Class A        (274,003)           --            --      (274,003)
  Shares
  Waiver of Shareholder services fee -- Class C          (1,101)           --            --        (1,101)
  Shares
    Net expenses                                       3,549,892       446,640     (40,086)     3,956,446
      Net investment income                              117,810      (16,530)      40,086        141,366
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                      4,131,728     2,882,786          --      7,014,514
 Net change in unrealized appreciation of             11,785,397       618,257          --     12,403,654
 investments
  Net realized and unrealized gain on                 15,917,125     3,501,043          --     19,418,168
  investments
    Change in net assets resulting from              $16,034,935    $3,484,513    $ 40,086    $19,559,534
    operations


(See Notes to Pro Forma Combining Statement of Operations)

(See Notes to Pro Forma Financial Statements)

                    FEDERATED INTERNATIONAL EQUITY FUND

                     SCOTTISH WIDOWS INTERNATIONAL FUND

            NOTES TO PRO FORMA COMBINING STATEMENT OF OPERATIONS

              FOR THE YEAR ENDED NOVEMBER 30, 1996 (UNAUDITED)

(a) Federated Advisers receives for its services an annual investment advisory fee equal to 1.00% of the Federated International Equity Fund's ("the Federated Fund") average daily net assets. Penn Square Management Corporation receives for its services 0.675% of the Scottish Widows International Fund's average daily net assets after the voluntary waiver (0.85% absent the waiver).

(b) Federated Services Company ("FServ") provides the Federated Fund with certain administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

(c) State Street Bank and Trust Company is custodian for the securities and cash of the Federated Fund. The custodian fee is based upon the level of the Federated Fund's average daily net assets for the period, plus out-of-pocket expenses.

(d) FServ serves as transfer and dividend disbursing agent for the Federated Fund. The fee paid to FServ is based on the size, type, and number of accounts and transactions made by shareholders.

(e) Adjustment to reflect the elimination of the Trustees' fees paid for the Scottish Widows International Fund.

(f) Adjustment to reflect the audit and legal fee reductions due to the combining of two portfolios into a single portfolio.

(g) FServ maintains the Federated Fund's accounting records. The fee paid to FServ is based on the level of the Federated Fund's average net assets for the period, plus out-of-pocket expenses.

(h) Adjustment to reflect the elimination of the distribution services fees charged to the shareholders of the Scottish Widows International Fund. The Federated Fund Class A Shares does not have a distribution plan.

(i) Under the distribution plan for the Federated Fund, Class C Shares will pay a fee at an annual rate of 0.75% of the average daily net assets of its Shares. Penn Square Management Corporation received for its services 0.75% of the Scottish Widows International Fund's Class C Shares average daily net assets.

(j) The Federated Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services ("FSS"). The Federated Fund will pay FSS up to 0.25% of the average daily net assets of the Federated Fund for the period. Penn Square Management Corporation received for its services 0.25% of the Scottish Widows International Fund's Class C Shares average daily net assets.

(k) Adjustment to reflect the state registration costs for the Federated Fund only.

(l) Printing and postage expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into a single portfolio.

(m) Adjustment to reflect the decrease in insurance fees due to the reduction in the coverage requirement of a single portfolio.

(n) Adjustment to reflect the tax increase due to the additional income in combination with the portfolio's assets.

(See Notes to Pro Forma Financial Statements)

                    FEDERATED INTERNATIONAL EQUITY FUND

                     SCOTTISH WIDOWS INTERNATIONAL FUND

                  NOTES TO PRO FORMA FINANCIAL STATEMENTS

                       NOVEMBER 30, 1996 (UNAUDITED)

1. BASIS OF COMBINATION

   The accompanying unaudited Pro Forma Combining Portfolio of Investments and Statement of Assets and Liabilities reflect the accounts of Federated International Equity Fund and Scottish Widows International Fund, collectively (the "Funds") as of November 30, 1996. These statements have been derived from the books and records utilized in calculating daily net asset values at November 30, 1996. The accompanying unaudited Pro Forma Combining Statement of Operations reflects the accounts of Federated International Equity Fund's most recent fiscal year ended November 30, 1996, and the twelve-month period ended November 30, 1996, for Scottish Widows International Fund.

   The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which are incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

   The Pro Forma Financial Statements give effect to the proposed transfer of assets of the Scottish Widows International Fund Class A and Class C Shares in exchange for Class A and Class C Shares, respectively, of Federated International Equity Fund. Under generally accepted accounting principles, Federated International Equity Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

   The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory and administrative fee arrangements for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

   For the twelve months ended November 30, 1996, Federated International Equity Fund and Scottish Widows International Fund paid investment advisory fees computed at the annual rate of each Fund's average net assets as follows:

FUND                                  PERCENT OF EACH FUND'S AVERAGE NET ASSETS

Federated International Equity Fund                    1.00%

Scottish Widows International Fund                     0.675%*
* The advisory fee of the Scottish Widows International Fund is net of a voluntary waiver, without such waivers, the advisory fee would be 0.85%.

2. SHARES OF BENEFICIAL INTEREST

   The Pro Forma net asset value per share assumes the issuance of 1,341,184 shares of Federated International Equity Fund Class A Shares in exchange for 1,733,150 shares of Scottish Widows International Fund Class A Shares and the issuance of 13,297 shares of Federated International Equity Fund Class C Shares in exchange for 16,841 shares of Scottish Widows International Fund Class C Shares in conjunction with the proposed reorganization.


Cusip: 46031P308
Cusip: 46031P407
G02062-08







THE WILLIAM PENN FUNDS
Penn Square Management Corporation
PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY  11735


SCOTTISH WIDOWS INTERNATIONAL FUND


    ----------------------------------------------------------

SCOTTISH WIDOWS INTERNATIONAL FUND


The undersigned shareholder(s) of SCOTTISH WIDOWS INTERNATIONAL FUND hereby appoint(s) James E. Jordan, Sandra Houck, and Dennis Westley, or any of them true and lawful proxies, with power of substitution of each, to vote all shares of the SCOTTISH WIDOWS INTERNATIONAL FUND which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on May 29, 1997 at Sheraton Berkshire Motor Inn, 1741 Paper Mill Road, Wyomissing, PA 19610, at 9:00 a.m. (local time) and at any adjournment thereof.


Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The proxies named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THAT MATTER.


The Board Of Trustees unanimously recommends a vote FOR the proposal below.


Please sign EXACTLY as your name(s)
appear(s) above.  When signing as
attorney, executor, administrator,
guardian, trustee, custodian, etc.,
please give your full title as
such.  If a corporation or
partnership, please sign the full
name by an authorized officer or
partner.  If stock is owned
jointly, all owners should sign.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.

You may also cast your vote by telephone by calling Shareholder
Communications corporation toll free at (800) 733-8481 extension 459.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

KEEP THIS PORTION FOR YOUR RECORDS.
DETACH AND RETURN THIS PORTION ONLY.

           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SCOTTISH WIDOWS INTERNATIONAL FUND

RECORD DATE SHARES:
                    -----------------

Vote on Proposal


TO APPROVE OR DISAPPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SCOTTISH WIDOWS INTERNATIONAL FUND AND FEDERATED INTERNATIONAL EQUITY FUND, A PORTFOLIO OF INTERNATIONAL SERIES, INC.


                    FOR          AGAINST        ABSTAIN

-----------------------------------
Signature

Signature (Joint Owners)

Date: